As filed with the Securities and Exchange Commission on August 7, 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-7242

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                      Date of fiscal year end: May 31, 2003

                     Date of reporting period: May 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



    [LOGO] MASTRAPASQUA                         ANNUAL REPORT
     ASSET MANAGEMENT
                                                MAY 31, 2003



                                                MASTRAPASQUA
                                                GROWTH VALUE FUND





                                     [IMAGE]

                                TABLE OF CONTENTS



A Message to Our Shareholders.........................................  1

Performance Chart and Analysis........................................  3

Schedule of Investments...............................................  4

Statement of Assets and Liabilities...................................  5

Statement of Operations...............................................  6

Statements of Changes in Net Assets...................................  7

Financial Highlights..................................................  8

Notes to Financial Statements.........................................  9

Independent Auditors' Report.......................................... 12

Tax Information and Trustees and Officers (unaudited)..................13

MASTRAPASQUA GROWTH VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2003
--------------------------------------------------------------------------------


Dear Fellow Shareholder,

For the twelve months ending May 31, 2003, a period in which the equity markets experienced a particularly difficult first few months, the S&P 500 declined 8.07%, the NASDAQ Composite declined 0.74% and the Russell 1000 Growth declined 7.85%. Your Fund declined 2.29% during the period.

In late 2002, the absence of negative disclosures from Corporate America and Wall Street lessened investor anxiety and brought about a refocusing upon improving fundamentals. We believe that the broader equity markets bottomed on October 9, 2002 and that the Biotechnology sector, in which the Fund has significant holdings, bottomed on July 10, 2002.

Anticipating more attractive growth opportunities, we reduced our Aerospace/Defense holdings and slightly changed and added to our Retail sector holdings. We increased our Entertainment/Media and Transportation exposure and added to our Technology and Biotechnology sector positions. These actions enabled the Fund to fare better than its benchmarks during the past two quarters. Although the Fund's Technology and Healthcare sectors were still down relative to their value at the beginning of June 2002, these sectors have led the recovery in portfolio value since the market bottom.

The focus on Iraq caused a majority of the equity market indices to decline during the first quarter 2003, including the S&P 500 (3.15%) and the Russell 1000 Growth (1.07%). The NASDAQ Composite was up 0.57% and our portfolio fared even better aided by our Technology and Healthcare holdings. During April and May, the broad equity markets were positive, a trend which continued through the end of the second quarter, and your Fund once again fared better than its benchmarks.

The events preceding the Iraq war's initiation subdued economic activity and caused oil prices to spike to $38 per barrel. The first quarter exhibited some economic softness resulting from the war, higher energy prices and bad weather experienced in much of the country. The commencement and the ending of major conflict in Iraq have already diminished the tax-like effect of higher oil prices, as they seem to have stabilized. Additionally, the conflict's resolution has the potential to accelerate economic activity throughout the remainder of 2003. We anticipate that Federal Reserve policy will continue to accommodate economic growth and the recently enacted additional fiscal stimulus package should be constructive.

We believe key drivers for growth equities in 2003 include an economy that is in its twenty first month of recovery, and corporate profits/cash flow in a rising trend for over 12 months. Capital spending on equipment and software, which has risen sequentially for the last four quarters, should provide impetus throughout 2003, and particularly next year. Moreover, companies which are reporting record operating margins in a difficult environment are poised to experience accelerating earnings growth in a normalized setting.

Over the past 12 months, many S&P 500 companies have been beating quarterly earnings estimates by a factor of 2.5 to 1, and the growth stocks in the Fund's portfolio have been beating estimates by a factor of 5 to 1. We are long-term growth managers and do not attempt to time market swings. We believe that investing in

MASTRAPASQUA GROWTH VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (concluded)
MAY 31, 2003
--------------------------------------------------------------------------------


Healthcare, Technology, Entertainment/Media, Financial Services, Retailing, and other growth companies with strong future potential positions us well for the next bull market which may well be underway. The unprecedented monetary stimulus and the positive fiscal packages working their way into the economy also have the potential to be rewarding for long-term investors.

For more information about your Fund, including updated portfolio holdings and a description of our process as investment adviser to the Fund, visit us online at www.mastrapasqua.com.

Sincerely,

/s/ Frank Mastrapasqua

Frank Mastrapasqua
Chairman, Chief Executive Officer
Mastrapasqua Asset Management

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2003 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT WAS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE (07/03).

MASTRAPASQUA GROWTH VALUE FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2003
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Mastrapasqua Growth Value Fund (the "Fund"), compared with two broad-based securities market indices, since the Fund's inception. The Russell 1000(R) Growth Index measures the performance of the Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Effective September 30, 2002, the Fund changed its primary performance benchmark from the Russell 3000 Index to the Russell 1000 Growth Index. This change is intended to provide shareholders with better information to assess the performance of the Fund as the companies included in the Russell 1000 Growth Index more closely correspond to the size of the companies currently contained in the Fund's investment portfolio. The Fund's total return includes operating expenses that reduce returns, while the total return of each index does not include expenses. The Fund is professionally managed while each index is unmanaged and is not available for investment. The Fund's total return and the total return of each index assumes reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees were waived or expenses reimbursed, otherwise total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT
SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S NUMBER OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPH AND TABLE BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                       MASTRAPASQUA GROWTH VALUE FUND VS.
                RUSSELL 1000 GROWTH INDEX AND RUSSELL 3000 INDEX

                                                             ANNUALIZED
AVERAGE ANNUAL TOTAL RETURN ON 05/31/03      1 YEAR   SINCE INCEPTION ON 07/5/00
---------------------------------------      ------   --------------------------
Mastrapasqua Growth Value Fund:              (2.29)%       (25.46)%
Russell 1000 Growth Index:                   (7.85)%       (21.86)%
Russell 3000 Index:                          (7.73)%       (11.03)%


INVESTMENT VALUE ON 05/31/03
-------------------------------
Mastrapasqua Growth Value Fund:         $4,260
Russell 1000 Growth Index:              $4,885
Russell 3000 Index:                     $7,122


[EDGAR REPRESENTATION OF BAR CHART:

                       MASTRAPASQUA            RUSSELL               RUSSELL
                   GROWTH VALUE FUND       1000 GROWTH INDEX       3000 INDEX

    7/5/2000             10,000                 10,000               10,000
   7/31/2000              9,940                  9,825                9,879
                         10,600                 10,270               10,245
   8/31/2000             11,260                 10,715               10,612
   9/30/2000             10,470                  9,701               10,131
  10/31/2000              9,700                  9,242                9,987
  11/30/2000              7,990                  7,880                9,066
  12/31/2000              8,040                  7,631                9,219
   1/31/2001              8,150                  8,158                9,534
   2/28/2001              6,750                  6,773                8,663
   3/31/2001              5,730                  6,036                8,098
   4/30/2001              6,460                  6,799                8,748
   5/31/2001              6,420                  6,699                8,818
   6/30/2001              6,280                  6,544                8,655
   7/31/2001              5,930                  6,380                8,513
   8/31/2001              5,340                  5,859                8,010
   9/30/2001              4,580                  5,274                7,304
  10/31/2001              4,950                  5,550                7,473
  11/30/2001              5,570                  6,084                8,049
  12/31/2001              5,520                  6,072                8,163
   1/31/2002              5,330                  5,965                8,060
   2/28/2002              4,940                  5,717                7,895
   3/31/2002              5,190                  5,915                8,242
   4/30/2002              4,690                  5,432                7,809
   5/31/2002              4,360                  5,301                7,719
   6/30/2002              3,970                  4,811                7,163
   7/31/2002              3,740                  4,546                6,594
   8/31/2002              3,650                  4,560                6,625
   9/30/2002              3,330                  4,087                5,929
  10/31/2002              3,670                  4,462                6,401
  11/30/2002              3,820                  4,704                6,788
  12/31/2002              3,540                  4,379                6,404
   1/31/2003              3,540                  4,273                6,248
   2/28/2003              3,570                  4,253                6,145
   3/31/2003              3,630                  4,332                6,209
   4/30/2003              3,860                  4,653                6,716
   5/31/2003              4,260                  4,885                7,122 ]



AS OF JUNE 30,  2003,  THE  FUND'S  AVERAGE  ANNUAL  TOTAL  RETURN WAS 7.81% AND
(24.74)%  FOR  THE  1-YEAR  AND  SINCE  INCEPTION  PERIODS,   RESPECTIVELY.  FOR
UP-TO-DATE PERFORMANCE CALL (800) 448-0982.

MASTRAPASQUA GROWTH VALUE FUND
SCHEDULE OF INVESTMENTS
May 31, 2003
--------------------------------------------------------------------------------

SHARES     SECURITY DESCRIPTION                        VALUE          SHARES  SECURITY DESCRIPTION                        VALUE
------    ---------------------------------------  --------------     ------  ---------------------------------------  ------------

COMMON STOCK (100.1%)                                                 ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
                                                                      RELATED SERVICES (1.9%)
AMUSEMENT & RECREATION SERVICES (2.4%)                                  4,100 Quest Diagnostics, Inc.+                   259,776
    16,900 Walt Disney Co.                          $ 332,085                                                         -------------
                                                   --------------
                                                                      GENERAL MERCHANDISE STORES (2.6%)
APPAREL & ACCESSORY STORES (2.4%)                                       9,600 Target Corp.                               351,648
    19,200 Gap, Inc.                                  326,400                                                         -------------
                                                   --------------
                                                                      HEALTH SERVICES (2.1%)
ARRANGEMENT OF TRANSPORTATION OF                                       15,000 Health Management Associates, Inc.         279,750
FREIGHT & CARGO (2.2%)                                                                                                -------------
     8,600 Expeditors International of
           Washington, Inc.                           300,484         INDUSTRIAL & COMMERCIAL MACHINERY &
                                                   --------------     COMPUTER EQUIPMENT (6.4%)
                                                                       13,400 Applied Materials, Inc.+                   208,504
AUTOMOTIVE REPAIR, SERVICES & PARKING (2.2%)                           19,950 Cisco Systems, Inc.+                       324,786
    11,000 Ryder System, Inc.                         292,160          31,700 EMC Corp.+                                 342,994
                                                   --------------                                                     -------------
                                                                                                                         876,284
BANKS & CREDIT INSTITUTIONS (2.4%)                                                                                    -------------
     8,066 Citigroup, Inc.                            330,868
                                                   --------------     MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
                                                                      PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (2.2%)
BUILDING MATERIALS (2.5%)                                              10,500 Waters Corp.+                              297,780
    10,500 Home Depot, Inc.                           341,145                                                         -------------
                                                   --------------
                                                                      OIL & GAS EXTRACTION (1.8%)
BUSINESS SERVICES (14.0%)                                               5,000 Schlumberger Ltd.                          243,100
    11,600 Microsoft Corp.                            285,476                                                         -------------
    25,200 Oracle Corp.+                              327,852
    18,600 Peoplesoft, Inc.+                          304,296         PRINTING, PUBLISHING & ALLIED INDUSTRIES (2.5%)
    72,000 Sun Microsystems, Inc.+                    311,760           3,800 Scripps Co. (E.W.) - Class A               334,666
     7,500 Symantec Corp.+                            339,150                                                         -------------
    12,400 Veritas Software Corp.+                    344,100
                                                   --------------     SECURITY & COMMODITY BROKERS, DEALERS,
                                                     1,912,634        EXCHANGES & SERVICES (4.8%)
                                                   --------------       4,000 Goldman Sachs Group, Inc.                  326,000
                                                                        7,700 Merrill Lynch & Co., Inc.                  333,410
CHEMICALS & ALLIED PRODUCTS (22.1%)                                                                                   -------------
     6,800 Amgen, Inc.+                               440,028                                                            659,410
    10,000 Biovail Corp.+                             466,400                                                         -------------
     9,000 Genentech, Inc.+                           563,490
     9,000 Genzyme Corp.+                             427,410         TELEVISION BROADCASTING STATIONS (2.4%)
    12,000 IDEC Pharmaceuticals Corp.+                458,040          11,500 Fox Entertainment Group, Inc.+             323,265
     8,900 Invitrogen Corp.+                          347,278                                                         -------------
     8,500 Medimmune, Inc.+                           301,325
                                                   --------------     TRANSPORTATION BY AIR (3.6%)
                                                    3,003,971           7,700 FedEx Corp.                                492,646
                                                   --------------                                                     -------------

COMMUNICATIONS (7.3%)                                                 Total Common Stock (Cost $18,658,495)           13,625,037
    11,500 Comcast Corp.+                             331,430                                                         -------------
     8,800 USA Interactive+                           338,360
     7,000 Viacom, Inc. - Class B+                    318,640         SHORT-TERM INVESTMENT (3.1%)
                                                   --------------     427,449 Deutsche Cash Management
                                                      988,430                 Fund  (Cost $427,449)                      427,449
                                                   --------------                                                     -------------

EATING & DRINKING PLACES (1.9%)                                       Total Investments in Securities - 103.2%
     7,500 Brinker International, Inc.+               261,225              (Cost $19,085,944)                       $ 14,052,486
                                                   --------------     Other Assets & Liabilities, Net - (3.2%)          (432,266
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,                 TOTAL NET ASSETS - 100.0%                     $ 13,620,220
EXCEPT COMPUTER EQUIPMENT (10.4%)                                                                                    ==============
     7,500 Analog Devices, Inc.+                      289,125
    13,000 Intel Corp.                                270,920
     5,800 L-3 Communications Holdings, Inc.+         251,430         --------------------------------
     7,900 Novellus Systems, Inc.+                    273,735         + Non-income producing security.
    16,200 Texas Instruments, Inc.                    332,100
                                                   --------------
                                                    1,417,310
                                                   --------------

MASTRAPASQUA GROWTH VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2003
--------------------------------------------------------------------------------


ASSETS
  Total investments, at value (Cost $19,085,944) (Note 2)         $ 14,052,486
  Receivables:
      Fund shares sold                                                 269,760
      Interest, dividends and other assets                               5,869
  Prepaid expenses                                                          63
                                                                ---------------
Total Assets                                                        14,328,178
                                                                ---------------

LIABILITIES
  Payables:
      Investment securities purchased                                  666,325
  Accrued Liabilities:
      Investment advisory fees (Note 3)                                  2,776
      Administration fees (Note 3)                                       2,709
      Transfer agency fees (Note 3)                                      2,105
      Custody fees (Note 3)                                                969
      Accounting fees (Note 3)                                             901
      Other accrued expenses                                            32,173
                                                                ---------------
Total Liabilities                                                      707,958
                                                                ---------------

NET ASSETS                                                        $ 13,620,220
                                                                ===============


COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $ 27,133,364
  Accumulated net realized loss                                     (8,479,686)
  Net unrealized depreciation of investments                        (5,033,458)
                                                                ---------------
NET ASSETS                                                        $ 13,620,220
                                                                ===============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
  BASED ON NET ASSETS OF $13,620,220 AND 3,196,640 SHARES
  OUTSTANDING                                                     $       4.26
                                                                ================


See Notes to Financial Statements.       5

MASTRAPASQUA GROWTH VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend income                                                 $ 42,714
  Interest income                                                    2,100
                                                              ----------------
Total Investment Income                                             44,814
                                                              ----------------

EXPENSES
  Investment advisory fees (Note 3)                                105,764
  Administration fees (Note 3)                                      25,626
  Transfer agency fees (Note 3)                                     20,121
  Custody fees (Note 3)                                              5,161
  Accounting fees (Note 3)                                          36,901
  Registration fees                                                 13,961
  Professional fees                                                 25,257
  Trustees fees and expenses                                           277
  Shareholder Reporting expenses                                     8,812
  Miscellaneous expenses                                             3,752
                                                              ----------------
Total Expenses                                                     245,632
  Fees waived (Note 4)                                             (71,059)
                                                              ----------------
Net Expenses                                                       174,573
                                                              ----------------

NET INVESTMENT LOSS                                               (129,759)
                                                              ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                              (2,580,509)
  Net change in unrealized appreciation
   (depreciation) on investments                                 2,502,898
                                                              ----------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (77,611)
                                                              ----------------

DECREASE IN NET ASSETS FROM OPERATIONS                          $ (207,370)
                                                              ================

See Notes to Financial Statements.       6

MASTRAPASQUA GROWTH VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  YEAR ENDED              YEAR ENDED
                                                                                 MAY 31, 2003            MAY 31, 2002
                                                                             ----------------------------------------------

OPERATIONS
      Net investment loss                                                            $   (129,759)            $   (171,680)
      Net realized loss on investments                                                 (2,580,509)              (4,504,215)
      Net increase from payments by affiliates (Note 6)                                         -                      136
      Net change in unrealized appreciation
        (depreciation) of investments                                                   2,502,898                 (835,697)
                                                                             ---------------------   ----------------------
Decrease in Net Assets from Operations                                                   (207,370)              (5,511,456)
                                                                             ---------------------   ----------------------


CAPITAL SHARE TRANSACTIONS
      Sale of shares                                                                    2,431,311                6,378,664
      Redemption of shares                                                             (1,372,437)              (3,726,607)
                                                                             ---------------------   ----------------------
Net Increase from Capital Share Transactions                                            1,058,874                2,652,057
                                                                             ---------------------   ----------------------
Increase (Decrease) in Net Assets                                                         851,504               (2,859,399)

NET ASSETS
      Beginning of Period                                                              12,768,716               15,628,115
                                                                             ---------------------   ----------------------
      End of Period                                                                  $ 13,620,220             $ 12,768,716
                                                                             =====================   ======================

SHARE TRANSACTIONS
      Sale of shares                                                                      638,985                1,226,697
      Redemption of shares                                                               (367,704)                (737,275)
                                                                             ---------------------   ----------------------
Net Increase in Shares                                                                    271,281                  489,422
                                                                             =====================   ======================

See Notes to Financial Statements.       7

MASTRAPASQUA GROWTH VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                                             JULY 5, 2000 (A)
                                                        YEAR ENDED         YEAR ENDED              TO
                                                       MAY 31, 2003       MAY 31, 2002        MAY 31, 2001
                                                     -----------------   ----------------   -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $4.36              $6.42              $10.00
                                                     -----------------   ----------------   -----------------

INVESTMENT OPERATIONS
Net investment loss                                             (0.04)             (0.06)              (0.06)
Net realized and unrealized loss
    on investments                                              (0.06)             (2.00)              (3.52)
                                                     -----------------   ----------------   -----------------
Total from Investment Operations                                (0.10)             (2.06)              (3.58)
                                                     -----------------   ----------------   -----------------

NET ASSET VALUE, END OF PERIOD                                  $4.26              $4.36               $6.42
                                                     =================   ================   =================

TOTAL RETURN                                                    (2.29)%           (32.09)%            (35.80)%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                   $13,620            $12,769             $15,628
Ratios to Average Net Assets
     Net Expenses                                                1.65%              1.65%               1.65%(b)
     Expenses, excluding reimbursement/
           waiver of fees                                        2.32%              2.04%               1.98%(b)
     Net investment loss, including
           reimbursement/waiver of fees                         (1.23)%            (1.23)%             (0.99)(b)

PORTFOLIO TURNOVER RATE                                            34%                57%                 33%



------------------------------------------------
 (a) Commencement of operations.
 (b) Annualized




See Notes to Financial Statements.       8

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003
--------------------------------------------------------------------------------


NOTE 1.  ORGANIZATION

This report relates to Mastrapasqua Growth Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 5, 2000. The Fund seeks long-term capital appreciation by investing primarily in common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell 1000 Growth Index at the time of their purchase.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. Common stocks which are not traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and ask prices. Securities that mature in sixty days or less are valued at amortized cost.

Securities, including restricted securities, for which market quotations are insufficient or not readily available, or in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-end investment companies are valued at net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles.

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MAY 31, 2003
--------------------------------------------------------------------------------

These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a registered investment company and distribute substantially all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

The Fund has capital loss carryovers of $161,595 expiring in May 2009, $3,735,976 expiring in May 2010 and $2,652,123 expiring in May 2011 that are available to offset future capital gains.

For tax purposes, the current year deferred post-October capital loss was $1,929,992. This loss will be recognized for tax purposes on the first business day of the Fund's next tax year.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

         Accumulated Net Investment Loss              $129,759
         Paid-In-Capital                              (129,759)

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
         PARTIES

INVESTMENT ADVISER - The Fund's investment adviser Mastrapasqua Asset Management (the "Adviser"). In December 2002, the Adviser's name changed from Mastrapasqua & Associates to Mastrapasqua Asset Management. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATOR - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.15% of the first $100 million of the Fund's average daily net assets, and 0.10% thereafter, subject to a $25,000 annual minimum fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - The Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). FSS receives from the Fund an annual fee of $18,000, certain shareholder account fees and reimbursements for certain out-of-pocket expenses.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation from the Fund for this service.

FUND ACCOUNTANT - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000 plus reimbursements for certain out-of-pocket expenses.

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
MAY 31, 2003
--------------------------------------------------------------------------------


CUSTODIAN - Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of the Fund's domestic and foreign assets. For its services, the Custodian receives a fee of 0.01% of the Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.005% on Fund assets between $2-6 billion and 0.0025% on Fund assets greater than $6 billion. The Fund also pays an annual maintenance fee of $3,600, as well as certain other transactional fees.

Certain Officers and Directors of the Trust are Officers or Directors of the above companies, excluding Mastrapasqua Asset Management. These persons are not paid by the Fund for serving in these capacities.

NOTE 4.  WAIVER OF FEES

The Adviser has contractually agreed to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets through September 30, 2003. The Adviser contractually waived fees of $71,059 for the year ended May 31, 2003.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $4,561,890 and $3,644,320, respectively, for the year ended May 31, 2003.

For federal income tax purposes, the tax basis of investment securities owned as of May 31, 2003, was $19,085,944, and the net unrealized depreciation of investment securities was $5,033,458. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $501,310, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $5,534,768.

NOTE 6.  PAYMENTS BY AFFILIATES

For the year ended May 31, 2002, the Adviser made a contribution to the Fund to offset an investment trading error. This amount is reflected as payment by an affiliate on the Statements of Changes in Net Assets. This payment had no effect on the total return of the Fund.

NOTE 7.  DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

        Capital and Other Losses                    $(8,479,686)
        Unrealized Depreciation                      (5,033,458)
                                                     -----------
        Total                                      $(13,513,144)
                                                    ============

MASTRAPASQUA GROWTH VALUE FUND
INDEPENDENT AUDITORS' REPORT
MAY 31, 2003
-------------------------------------------------------------------------------


To the Board of Trustees of Forum Funds and Shareholders of Mastrapasqua Growth Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mastrapasqua Growth Value Fund (the "Fund") as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 9, 2003

MASTRAPASQUA GROWTH VALUE FUND
TAX INFORMATION AND TRUSTEES AND OFFICERS (unaudited)
MAY 31, 2003
--------------------------------------------------------------------------------


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

DIVIDENDS - The Fund did not declare any income or capital gains  dividends for the year ended May 31, 2003.


TRUSTEES AND OFFICERS OF THE TRUST
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
                                                                                                NUMBER OF
                                                                                             PORTFOLIOS IN
                               POSITION                                                      FUND COMPLEX
           NAME,               WITH THE      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS
      AGE AND ADDRESS            TRUST     TIME SERVED1             PAST 5 YEARS               TRUSTEE2         HELD BY TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
INTERESTED TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
John Y. Keffer3               Chairman/    1989-Present   Member   and   Director,   Forum           28      Chairman/President,
Born:  July 15, 1942          President                   Financial  Group,  LLC (a mutual                   Monarch Funds
Two Portland Square                                       fund services holding company);                    (3 portfolios)
Portland, ME 04101                                        Director,  various affiliates of
                                                          Forum   Financial   Group,   LLC
                                                          including  Forum Fund  Services,
                                                          LLC (Trust's underwriter)
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
DISINTERESTED TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Costas Azariadis              Trustee      1989-Present   Professor of Economics,                    27      Trustee, Monarch Funds
Born:  February 15, 1943                                  University of California-Los                       (3 Portfolios)
Department of Economics                                   Angeles;
University of California                                  Visiting Professor of
Los Angeles, CA 90024                                     Economics, Athens University of
                                                          Economics and Business 1998 -
                                                          1999
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
James C. Cheng                Trustee      1989-Present   President, Technology Marketing            27      Trustee, Monarch Funds
Born:  July 26, 1942                                      Associates                                         (3 Portfolios)
27 Temple Street                                          (marketing company for
Belmont, MA 02478                                         small-and medium-sized
                                                          businesses in New England)
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
J. Michael Parish             Trustee      1989-Present   Partner,  Wolfe,  Block,  Schorr           27      Trustee, Monarch Funds
Born:  November 9, 1943                                   and Solis-Cohen,  LLP (law firm)                   (3 Portfolios)
40 West 57th Street                                       since  2002;   Partner,   Thelen
New York, NY 10019                                        Reid &  Priest  LLP  (law  firm)
                                                          1995 - 2002
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------

1 Each Trustee and Officer holds office until he or she resigns,  is removed, or a successor is elected and qualified.
2 The Fund Complex  includes the Trust and three other  investment  companies for which Forum Financial Group, LLC provides services.
3 John  Y.   Keffer   indirectly   controls   the   entities   that   provide
  administration,   distribution,   fund  accounting,  transfer  agency,  and
  custodial services to the Trust. Mr. Keffer also indirectly  controls Forum
  Investment Advisors,  LLC, the investment adviser to certain of the Trust's series.

                                       13






MASTRAPASQUA GROWTH VALUE FUND
TRUSTEES AND OFFICERS (unaudited) (concluded)
MAY 31, 2003
--------------------------------------------------------------------------------

                                                                                                NUMBER OF
                                                                                             PORTFOLIOS IN
                               POSITION                                                      FUND COMPLEX
           NAME,               WITH THE      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS
      AGE AND ADDRESS            TRUST     TIME SERVED1             PAST 5 YEARS               TRUSTEE2         HELD BY TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
OFFICERS
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Thomas G. Sheehan             Vice          2000-Present  Director of Business                    N/A                  N/A
Born: July 17, 1954           President/                  Development, Forum Financial
Two Portland Square           Assistant                   Group, LLC since 2001;
Portland, ME 04101            Secretary                   Managing Director and Counsel,
                                                          Forum Financial Group, LLC 1993
                                                          - 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Lisa J. Weymouth              Vice          2001-Present  Director and Manager, Forum             N/A                  N/A
Born:  May 4, 1968            President/                  Shareholder Services, LLC
Two Portland Square           Assistant                   (transfer agent);
Portland, ME 04101            Secretary                   Director, Forum Administrative
                                                          Services, LLC (mutual fund
                                                          administrator) since 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Stacey E. Hong                Treasurer    2002-Present   Director, Forum Accounting              N/A                  N/A
Born:  May 10, 1966                                       Services, LLC since 1998, with
Two Portland Square                                       which he has been associated
Portland, ME 04101                                        since 1992
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Leslie K. Klenk               Secretary    1998-Present   Counsel, Forum Financial Group,         N/A                  N/A
Born:  August 24, 1964                                    LLC since 1998
Two Portland Square                                       Associate General Counsel,
Portland, ME 04101                                        Smith Barney Inc. (brokerage
                                                          firm) 1993 - 1998
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------

1 Each Trustee and Officer holds office until he or she resigns,  is removed, or a successor is elected and qualified.
2 The Fund Complex includes the Trust and three other investment companies for which Forum Financial Group, LLC provides services.

The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 448-0982.

FOR MORE INFORMATION                                      [LOGO] MASTRAPASQUA
                                                            ASSET MANAGEMENT


                                                              MASTRAPASQUA
                                                            GROWTH VALUE FUND

              INVESTMENT ADVISER
         Mastrapasqua Asset Management
         814 Church Street, Suite 600
              Nashville, TN 37203


                 DISTRIBUTOR
           Forum Fund Services, LLC
              Two Portland Square
             Portland, Maine 04101

                TRANSFER AGENT
         Forum Shareholder Services, LLC
                 P.O. Box 446
             Portland, Maine 04112

                                                                [LOGO]
                                                              FORUM FUNDS
This report is authorized for distribution only to            P.O. Box 446
shareholders and to others who have received a copy       PORTLAND, MAINE 04112
         of the Fund's prospectus.                            800-448-0982
                                                              207-879-0001

                                      [B]

                                 BROWN ADVISORY



                                  ANNUAL REPORT

                                  MAY 31, 2003





                      BROWN ADVISORY SMALL-CAP GROWTH FUND

                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY MARYLAND BOND FUND

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                    May 31, 2003
Dear Shareholder:

During the fiscal year ending May 31, 2003, the Brown Advisory Small-Cap Growth Fund (the "Fund") outperformed its benchmark, declining 3.27%, compared with a 9.59% drop in the Russell 2000 Growth Index. If, as some believe, the equity market bottomed on October 9, 2002, our performance during the market rebound in 2003 has been about as expected, based on our experience in previous rebounds.

Through October 9th as selling pressure ended, the Fund performed inline with the benchmark. Subsequently, as the market rebounded, the Fund has out-performed the benchmark, as indicated by the performance period 10/9/02 - 5/31/03. The table below summarizes the Fund's performance during the fiscal year ending May 31, 2003.*

--------------------------- ------------------------- -------------------------- -------------------------
                                 05/31/02 - 10/09/02        10/09/02 - 05/31/03       05/31/02 - 05/31/03
--------------------------- ------------------------- -------------------------- -------------------------
Fund                                         -36.68%                     52.77%                    -3.27%
--------------------------- ------------------------- -------------------------- -------------------------
Russell 2000 Growth                          -35.08%                     39.26%                    -9.59%
--------------------------- ------------------------- -------------------------- -------------------------


Our strategy is to invest in early stage growth companies and hold the shares of those companies through their most rapid growth years. Applied consistently, this strategy often results in under-performance in bear markets, which in the past has been more than offset during ensuing bull markets. Based on the Fund's significant out-performance since early October 2002 through May 2003, we may be witnessing the early stages of a more sustained recovery.

Our strategy is supported by the historical performance of exceptional growth companies. Early stage companies' stocks have typically declined significantly more than the market averages in bear markets. For example, Wal-Mart Stores, Automatic Data Processing, and McDonald's all declined sharply during the bear market that shortly followed their respective initial public offerings, in each case under-performing the market averages. Each went on to become an outstanding growth company and long-term investment. Certainly not all stocks in this asset class will rebound so sharply, and some will not recover at all, but these examples illustrate that the negative impact of the recent bear market is not unprecedented. Importantly, the fundamentals of the Fund's holdings remain strong. In fact, the vast majority of the companies currently held in the Fund have grown revenues at an average annual rate of 30% over the last two years - during one of the most difficult economic periods in recent memory. It should be no surprise, then, that we are very optimistic about the prospects for our portfolio holdings, despite their under-performance during the bear market.

We attribute the current rebound in our portfolio to two primary factors. First, positive performance is easier to achieve in a favorable market environment. The second factor is sustained growth for a majority of the Fund's holdings. History indicates that companies growing faster than the market are more likely to outperform their benchmark and slower-growing peers. The top three contributors to performance during the fiscal year 2003 support this point.

     o Apollo Group, the operator of the University of Phoenix, is a leading provider of continuing education for working adults. The company has enjoyed continued growth in student enrollment and grown revenues and earnings at a 3-year compound rate of 29.6% and 44.9%, respectively, based on 2003 consensus estimates.

--------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------


     o Documentum, the leader in enterprise content management software, while operating in a very difficult end market, has distinguished itself by recording six consecutive quarters of year-over-year revenue growth, a rare feat in the enterprise software industry.
     o Getty Images, the leader in providing stock photography to businesses and journalists, digitized its still photography inventory and is delivering it across the Internet. Despite a soft advertising market, the company has recorded year-to-year revenue growth for the last three quarters and has achieved significant improvements in profitability through cost cutting.

In contrast, the stocks that had a negative contribution to performance generally experienced a slowdown or cessation of growth. The Fund's top and bottom securities contributing to performance for the year are listed in the table below.

      ---------------------------------- ----------------------------------
      Top Contributors:                  Bottom Contributors:
      ---------------------------------- ----------------------------------
      Apollo Group, Inc.                 AstroPower, Inc.
      ---------------------------------- ----------------------------------
      Documentum, Inc.                   Atlantic Coast Airlines
      ---------------------------------- ----------------------------------
      Getty Images, Inc.                 Eclipsys Corp. (sold 12/02)
      ---------------------------------- ----------------------------------
      ArthroCare Corp.                   SIPEX Corp.
      ---------------------------------- ----------------------------------
      Tekelec, Inc.                      I-Many, Inc.
      ---------------------------------- ----------------------------------


As we discussed earlier, our philosophy is to invest in relatively small, rapidly growing companies (projected earnings growth of at least 20%). Each portfolio company must address a market that is large relative to its current size and must have a proprietary product with a sustainable competitive edge in order to take advantage of the market opportunity. Finally, management must be able to execute on its business plan. Our research is performed primarily at the company level so we typically do not invest in "themes" nor are we overly concerned about sector weightings. This approach typically has resulted in an over-weighting in the technology sector, while diversifying in several other sub-sectors.


Barring unforeseen circumstances, we are optimistic about the prospects for the individual companies held by the Fund as well as the current stock market environment.


Small-Cap Fund Team
July 2003


* FOR ADDITIONAL PERFORMANCE PLEASE SEE PAGE 8. THE VIEWS IN THIS REPORT WERE THOSE OF THE SMALL-CAP FUND TEAM AS OF MAY 31, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (07/03).

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                    May 31, 2003

Dear Shareholder:

During the fiscal year ending May 31, 2003 the Brown Advisory Growth Equity Fund (the "Fund") declined 4.2% in value. During the same period, the S&P 500 Index and the Russell 1000 Growth Index declined 8.1% and 7.9% respectively.* While the managers of the Fund are not satisfied with negative returns, the Fund's outperformance versus the appropriate benchmarks offers some consolation. The Fund's modest decline belies significant continuing volatility. For example, during the preceding twelve months the S&P 500 mustered three peak-to-trough declines of 25%, 19% and 14% as well as three trough-to-peak rallies in excess of 20%.

The equity markets continued to battle headwinds over most of the preceding fiscal year but showed welcome strength toward the latter end of the period. A number of the factors we mentioned in our last semi-annual letter remain in effect. Uncertainty surrounding global events continued to worry investors. The specter of terrorist activities at home and abroad, an impending - then ongoing
- war with Iraq, and the outbreak of the SARS virus in parts of Asia and Canada combined to suppress economic activity in general. Indeed, the economy remained sluggish throughout most of the year. Corporations largely deferred plans to invest in their businesses and employment remained weak. Several cuts in interest rates, cuts in taxes, and significant fiscal stimuli appeared to have little immediate impact.

However, as one of the wettest springs in the country's history unfolded, the largely successful outcome of the war with Iraq and the swift response of the global medical community in containing the SARS epidemic eased global uncertainties. Against this more positive backdrop, companies reported stronger earnings that often exceeded admittedly much-reduced expectations, the government announced plans for fiscal and monetary stimuli, and the economy began to show signs, albeit modest, of a pick-up in activity. In response, the equity markets posted a strong rally from early March onward.

Much of the Fund's twelve-month outperformance versus its benchmarks can be attributed to our stock selection. Simply stated, we were able to identify and buy companies that, as a group, increased in value more than our benchmarks. Our stock selection process resulted in a portfolio overweighted in the information technology, healthcare and consumer discretionary sectors. Our holdings in these sectors exceeded the returns of the individual index sectors as well as that of the overall index itself.

The Fund remains overweighted in technology companies based upon our continuing belief that a recovery in corporate spending would begin with investments in technology, specifically software, to fuel productivity growth and sustain competitive advantage. Much of the advance in the S&P 500 since its bottom in early March can be attributed to a substantial recovery in the values of several technology names. For example, Powerwave Technologies and Veritas Software were up 123% and 75%, respectively, from their lows in mid-March.

Also fueling the Fund's out-performance in the last year was our holdings in large cap pharmaceutical companies. Our last communication reflected our optimism based on these broad themes: our population continues to age, patent expirations have begun to slow, new product pipelines are growing and the FDA is shifting to a more accommodative stance. We continue to be optimistic about the growth of large cap pharmaceuticals and encouraged with the performance of our holdings. Amgen Inc. returned 41.5% for the fiscal year that ended May 31, 2003. Laboratory

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------


Corp. of America was up 40.5% from its initial purchase in early December 2002 and MedImmune Inc. was up 26.0% from its initial purchase in late November 2002.

Stock selection is driven by a combination of bottom-up primary research and top-down, theme-based sector analysis. Typically, stocks are purchased with the intent of owning them for a multi-year period. The Fund seeks to invest in industry-leading companies with a history of strong, sustainable revenue, cash flow and earnings growth. The investment style utilizes valuation disciplines to identify those companies whose stocks are attractively valued relative to the market and seeks to mitigate the potential downside risk of an investment candidate.

Among the industries in which the Fund invests, the information technology, health care, financial services and consumer discretionary sectors have particular significance. Across the various segments that make up the information technology industry, a few general trends/conditions persisted over the past year. Foremost among them was a general lack of investment by companies in information technology systems. The weakness in demand was especially seen in the hardware sector. Software spending, while still well below levels seen in the late 1990s, fared better. As a result, we tended to emphasize software companies in our portfolio, including Microsoft, Oracle, and Veritas. The exception to this trend, Dell Computer, stems from the compelling attractiveness of its business model and its ability to sustain earnings growth by taking market share in a maturing industry segment.

We believe that the broad trends of an aging baby boomer generation, an ebbing tide of patent expirations and a increasing rate of innovation and drug discovery will continue to bode well for companies in the health care sector. Among pharmaceutical companies, those companies with robust product lines and product pipelines fared well, while firms lacking those assets suffered. As baby boomers age, their demand for drugs and services will probably rise. With this in mind, we have balanced our investments in traditional pharmaceutical companies with investments in firms that are in a position to benefit from increased testing (Laboratory Corporation of America), more rapid drug discovery (Waters Corporation) and greater drug usage (Cardinal Health, Inc.).

The financial services sector suffered through the sharp fall off in trading, underwriting and merger activity that accompanied the recession. The heightened scrutiny of Wall Street firms' ways of doing business and their involvement in accounting debacles such as Enron and Worldcom also weighed heavily on their stock prices. Companies responded by reducing expenses and cutting staff. As the markets recover and activity levels pick up, the leading firms with their leaner cost structures are poised to benefit as a greater proportion of revenues falls to the bottom line. We have tended to focus more on asset-sensitive companies, rather than those whose earnings will be impacted by a rise in interest rate levels.

The primary focus of the consumer discretionary sector has been the state of the consumer. Indeed, consumer demand for goods, homes and services, abetted by the continued march downward of interest rates, remained surprisingly robust. Only the heightened uncertainty surrounding the war with Iraq and the unusually severe winter and spring weather on the East Coast managed to slow consumer spending.

The Fund's best performing stocks over the last year included several of our holdings in the information technology, health care and industrial sectors. The top performing technology names were Veritas, Oracle, Dell, BEA Systems and Cisco. Veritas returned 23 percent and increased the value of the Fund by approximately 1 percent. Throughout the

--------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------


year, we added to our existing position in BEA Systems, and nearly doubled our position in August when the stock hit a three-year low. From that time to the end of May, BEA Systems' stock price more than doubled, contributing 50 basis points (.50%) toward the performance of the Fund. Amgen, Laboratory Corp. and MedImmune Inc. were three of our top performing health care names as all three saw increases to growth expectations.

First Data, a global leader in money transfer, merchant services and card processing, and Laboratory Corp, the 2nd largest clinical laboratory, made positive contributions to Fund performance. First Data is well positioned to experience sustainable, consistent earnings growth going forward on the strength of its Western Union business franchise, which enjoys a competitive advantage due to its global scale and industry-leading brand name. Its relationships with some of the largest financial institutions and merchants have provided high earnings growth of about 15%. Laboratory Corp. is well positioned to see multiple expansion over the next 12 to 18 months. As the population ages, the sheer volume of drug testing will rise. Additionally, drug science continues to advance, fueling the need for diagnostics. Laboratory Corp. is well positioned to benefit from these increased levels of testing.

Over the past few years the equity markets have displayed extraordinary volatility. Companies failing to meet investors' earnings expectations or caught up in the furor over corporate governance have seen their share prices cut by substantial margins. The managers of the Fund seek to mitigate overall volatility in such conditions through portfolio diversification. The Fund typically holds between 35 and 40 positions, thus limiting the size of each holding and the potential impact of a drop in that holding's value.

Over the course of the last year, Tyco International, Flextronics International, Mellon Financial and Powerwave Technologies detracted from the performance of the Fund. Shares of Tyco International, hurt by a series of SEC investigations surrounding the company's accounting practices, continued to fall throughout much of 2002, reaching a low in July 2002 of $8.25. The Fund's holdings in the company were liquidated in April of 2003 following a rally of nearly 70% off of that low. Despite that rally, the shares were still well below the levels of early summer 2002. As a result, our holding in Tyco decreased the value of the Fund by just over 1.2% for the twelve months ended May 31, 2003. Flextronics International saw its inventories increase amid a difficult competitive environment. In early October the Fund liquidated its position in Flextronics as the competitive nature in the EMS space continued and the growth outlook for that segment looked bleak. Flextronics was the Fund's second largest detractor, causing the Fund to decrease just over 1 percent. Mellon Financial Corporation continued to weather a slowdown in investor trading and decreased earnings due to the continued economic and equity markets weakness. In mid-January the Fund added to its position in Mellon Financial after reviewing the management team, its cost cutting strategies and the company's ability to grow earnings as market opportunities present themselves during a recovery. Mellon detracted less than 1 percent from the Fund's fiscal year 2003 performance. Powerwave Technologies negatively impacted the Fund's performance by 0.7 percent.



Growth Equity Fund Team
July 2003



*FOR ADDITIONAL PERFORMANCE PLEASE SEE PAGE 9. THE VIEWS IN THIS REPORT WERE THOSE OF THE GROWTH EQUITY FUND TEAM AS OF MAY 31, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (07/03).

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                    May 31, 2003

Dear Shareholder:

We are pleased to provide you with an update of the Brown Advisory Maryland Bond Fund for the period ended May 31, 2003.

Following the last three years of outperformance by the municipal bond market versus the equity market, the economic environment of 2003 will provide challenges for municipal bond investors. State budget shortfalls will weigh heavily on the market over the next few years; however, opportunities should also exist. After years of accelerated revenues, states parlayed budget surpluses into increased spending and tax cuts with little left over to add to rainy day funds. With the cyclical economic turn and subsequent contraction of revenues, deficits emerged and, currently, are on track to rise to record levels over the next several years. According to the National Council of State Legislatures, combined budget shortfalls for 2004 are projected to be $85 billion, or 18% of state expenditures. During the 1990 recession, shortfalls were 6.5% of state expenditures. With 49 of 50 states and most local governments forbidden by law to run deficits, severe reductions in expenditures and higher tax rates are the two unpopular alternatives necessary to balance state budgets. As the rating agencies closely monitor and react to state budget problems, credit downgrades and rising costs of financing for municipalities could provide higher yields for tax exempt investors. Confronted with higher income tax rates on the state and local level that could offset recent cuts in Federal taxes, investors could find the relative attractiveness of municipal bonds enhanced.

Though faced with the budget problems of other states, the State of Maryland has earned a AAA credit rating from both Moody's and Standard and Poor's rating services based on sound financial management and a diversified economy. With an economy largely diversified away from manufacturing and more toward the government sector, Maryland has managed to weather the recession and grow albeit slowly. Maryland's unemployment rate, at 3.8%, remains below the national level of 6% and the state ranks as the fifth wealthiest state in the country with a per capital income that is 120% of the U.S. average. The State, historically one of the most indebted, has decreased debt levels over recent years and has stayed within the recommendations of the Capital Debt Affordability Committee that limit total debt to 3.2% of personal income. Though Maryland has kept debt levels relatively low over the past several years, the budget pressures felt nationwide and within the state, will likely result in increased borrowing. Lower revenue estimates, increased spending and the resulting operating deficit will provide challenges for the current administration. Despite these challenges, the outlook for the State by both rating agencies is stable.

With concerns that the interest rate cycle is bottoming, we have taken steps to shorten the average maturity of the Brown Advisory Maryland Bond Fund. We have been actively looking for opportunities to add higher yielding revenue issues to the portfolio while remaining cognizant of quality. The Fund has underperformed its stated benchmark, Lehman Brothers 7-year Municipal Bond Index; however reflecting our caution, returns were generally more in line with a shorter benchmark such as the Lehman Brothers 3- or 5-year Municipal Bond Index.

The Brown Advisory Maryland Bond Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes. The intention of the Fund is to maintain an average maturity between five and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Over the past twelve months, the average maturity of the Fund has been between
4.9 and 6.7 years. The Fund is classified as a non-diversified  Fund,

--------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------


meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of May 31, 2003, 64% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent 36% of Fund assets and the overall credit quality is AA. General obligations of Maryland and its municipalities represent approximately 41% of assets while various revenue issues comprise 56% of holdings.

Largest Holdings  (as of May 31, 2003)

                                      % of Holdings      S&P Credit Rating

o   State of Maryland                        9%                 AAA
o   Maryland Dept. of Transportation         9%                  AA
o   Montgomery Co., Maryland                 8%                 AAA
o   Washington Sub. San. District            7%                 AAA
o   University of Maryland                   6%                  AA


Maryland Bond Fund Team
July 2003



*FOR ADDITIONAL PERFORMANCE PLEASE SEE PAGE 10. THE VIEWS IN THIS REPORT WERE THOSE OF THE MARYLAND BOND FUND TEAM AS OF MAY 31, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS (07/03).

--------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
PERFORMANCE CHARTS & ANALYSIS
MAY 31, 2003
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment in the Brown Advisory Small-Cap Growth Fund after the imposition of applicable sales charges (A and B Shares only) and the reinvestment of dividends and distributions, compared with a broad-based securities market index, since the Fund's inception. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes applicable sales charges and operating expenses that reduce returns, while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charge and class expenses. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET
VOLATILITY  CAN  SIGNIFICANTLY  IMPACT  SHORT-TERM  PERFORMANCE.  RESULTS  OF AN
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     INSTITUTIONAL SHARES VS.                                   A SHARES AND B SHARES VS.
     RUSSELL 2000 GROWTH INDEX                                  RUSSELL 2000 GROWTH INDEX

Average Annual Total Return on 05/31/03                     CUMULATIVE TOTAL RETURN ON 05/31/03
---------------------------------------                     ------------------------------------
1 Year:                               (3.27)%               A Shares since inception on 09/20/02:   27.30%
Since Inception on 06/28/99:          (4.58)%               B Shares since inception on 09/20/02:   29.28%

INVESTMENT VALUE ON 05/31/03                                INVESTMENT VALUE ON 05/31/03
----------------------------                                ------------------------------
Institutional Shares:                  $8,319               A Shares:                              $12,730
Russell 2000 Growth Index:             $7,511               B Shares:                              $12,928
                                                            Russell 2000 Growth Index:             $12,462
[EDGAR REPRESENTATION OF BAR CHARTS:

               INSTITUTIONAL   RUSSELL 2000
                  SHARES       GROWTH INDEX                                                        RUSSELL 2000
   06/28/99       10,000        10,000                                    A SHARES     B SHARES    GROWTH INDEX
   06/30/99       10,000        10,000                       09/20/02       9,450       10,000        10,000
   07/31/99        9,820         9,982                       09/30/02       9,188        9,725         9,901
   08/31/99        9,720         9,609                       10/31/02       9,906       10,473        10,401
   09/30/99       10,320         9,794                       11/30/02      11,698       12,358        11,433
   10/31/99       11,040        10,045                       12/31/02      10,447       11,042        10,644
   11/30/99       12,300        11,107                       01/31/03       9,805       10,350        10,355
   12/31/99       15,320        13,065                       02/28/03       9,687       10,218        10,079
   01/31/00       13,940        12,943                       03/31/03       9,974       10,530        10,231
   02/29/00       19,850        15,955                       04/30/03      11,056       11,667        11,200
   03/31/00       16,450        14,278                       05/31/03      12,730       12,928        12,462
   04/30/00       14,800        12,836
   05/31/00       13,820        11,712
   06/30/00       15,140        13,225
   07/31/00       14,270        12,092
   08/31/00       15,680        13,364
   09/30/00       14,210        12,700
   10/31/00       14,620        11,669
   11/30/00       12,330         9,550
   12/31/00       12,932        10,135
   01/31/01       13,515        10,955
   02/28/01       11,349         9,453
   03/31/01        9,923         8,594
   04/30/01       11,818         9,646
   05/31/01       12,151         9,869
   06/30/01       12,921        10,138
   07/31/01       11,766         9,273
   08/31/01       10,839         8,694
   09/30/01        8,340         7,291
   10/31/01        9,360         7,993
   11/30/01       10,318         8,660
   12/31/01       11,255         9,199
   01/31/02       10,568         8,872
   02/28/02        9,298         8,298
   03/31/02       10,339         9,019
   04/30/02        9,589         8,824
   05/31/02        8,600         8,308
   06/30/02        7,809         7,603
   07/31/02        6,695         6,435
   08/31/02        6,768         6,432
   09/30/02        5,987         5,967
   10/31/02        6,466         6,269
   11/30/02        7,632         6,891
   12/31/02        6,820         6,415
   01/31/03        6,393         6,241
   02/28/03        6,320         6,075
   03/31/03        6,507         6,167
   04/30/03        7,215         6,750
   05/31/03        8,319         7,511   ]




As of June 30, 2003, for Institutional Shares the one year and since inception average annual total returns were 6.67% and (4.46)%, respectively. As of June 30, 2003, for A Shares and B Shares the since inception cumulative total returns were 27.47% and 29.38%, respectively. Performance for Class A Shares reflects the deduction of the maximum 5.50% front-end sales charge. Performance for Class B Shares is calculated assuming the $10,000 hypothetical investment is sold at the end of the reporting period thus incurring a contingent deferred sales charge (CDSC). The CDSC for B Shares is 5.00% in the first year, declining to 1% in the sixth year, and eliminated thereafter. B Shares convert to A Shares after seven years. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

--------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND
PERFORMANCE CHARTS & ANALYSIS
MAY 31, 2003
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment in the Brown Advisory Growth Equity Fund after the imposition of applicable sales charges (A Shares only) and the reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The Standard and Poor's 500 Composite Index (the "S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes applicable sales charges and operating expenses that reduce returns, while the total return of the Index does not include sales charges and expenses. Each Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of of each share class will differ due to different sales charge and class expenses. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET
VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM A FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


   INSTITUTIONAL SHARES VS.                                          A SHARES VS.
       S&P 500 INDEX                                                 S&P 500 INDEX
    RUSSELL 1000 GROWTH INDEX                                      RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURN ON 05/31/03                        CUMULATIVE TOTAL RETURN ON 05/31/03
---------------------------------------                        -----------------------------------
1 Year:                                  (4.16)%               Since Inception on 05/5/03:            (2.11)%
Since Inception on 06/28/99:             (7.66)%

INVESTMENT VALUE ON 05/31/03                                   INVESTMENT VALUE ON 05/31/03
---------------------------------------                        -----------------------------------
Institutional Shares:                     $7,313               A Shares:                               $9,789
S&P 500 Index:                            $7,656               S&P 500 Index:                         $10,417
Russell 1000 Growth Index:                $6,219               Russell 1000 Growth Index:             $10,354


[EDGAR REPRESENTATION OF BAR CHARTS:

          INSTITUTIONAL       S&P 500    RUSSELL 1000                           A          S&P 500       RUSSELL 10
               SHARES          INDEX     GROWTH INDEX                         SHARES        INDEX        GROWTH IND
06/28/99        10,000        10,000       10,000              05/05/03       9,450        10,000          10,000
06/30/99        10,000        10,000       10,387              05/06/03       9,559        10,085          10,093
07/31/99         9,990        10,001       10,057              05/07/03       9,491        10,033          10,028
08/31/99         9,900         9,952       10,221              05/08/03       9,409         9,932           9,932
09/30/99         9,536         9,679       10,006              05/09/03       9,559        10,074          10,097
10/31/99        10,096        10,292       10,762              05/10/03       9,559        10,074          10,097
11/30/99        10,347        10,501       11,342              05/11/03       9,559        10,074          10,097
12/31/99        10,878        11,119       12,522              05/12/03       9,667        10,200          10,225
01/31/00        10,558        10,560       11,935              05/13/03       9,654        10,170          10,185
02/29/00        10,418        10,361       12,519              05/14/03       9,627        10,137          10,153
03/31/00        11,329        11,373       13,414              05/15/03       9,694        10,217          10,229
04/30/00        10,959        11,031       12,776              05/16/03       9,667        10,192          10,171
05/31/00        10,859        10,805       12,133              05/17/03       9,667        10,192          10,171
06/30/00        10,879        11,071       13,052              05/18/03       9,667        10,192          10,171
07/31/00        10,499        10,898       12,508              05/19/03       9,382         9,938           9,907
08/31/00        11,060        11,575       13,641              05/20/03       9,301         9,926           9,887
09/30/00        10,349        10,964       12,350              05/21/03       9,314         9,966           9,907
10/31/00        10,509        10,918       11,766              05/22/03       9,409        10,057          10,008
11/30/00         9,528        10,057       10,032              05/23/03       9,423        10,072           9,985
12/31/00         9,842        10,107        9,714              05/24/03       9,423        10,072           9,985
01/31/01        10,502        10,465       10,385              05/25/03       9,423        10,072           9,985
02/28/01         9,421         9,512        8,622              05/26/03       9,423        10,072           9,985
03/31/01         8,624         8,909        7,684              05/27/03       9,627        10,269          10,194
04/30/01         9,416         9,601        8,656              05/28/03       9,667        10,288          10,222
05/31/01         9,416         9,665        8,528              05/29/03       9,654        10,249          10,218
06/30/01         9,300         9,430        8,331              05/30/03       9,789        10,400          10,354
07/31/01         9,119         9,338        8,123              05/31/03       9,789        10,417          10,354
08/31/01         8,367         8,754        7,458
09/30/01         7,566         8,047        6,714
10/31/01         8,049         8,201        7,066
11/30/01         8,893         8,829        7,745
12/31/01         8,922         8,907        7,730
01/31/02         8,681         8,777        7,594
02/28/02         8,228         8,608        7,279
03/31/02         8,486         8,931        7,530
04/30/02         7,681         8,390        6,916
05/31/02         7,631         8,329        6,748
06/30/02         6,967         7,735        6,124
07/31/02         6,473         7,132        5,788
08/31/02         6,533         7,179        5,805
09/30/02         5,798         6,399        5,203
10/31/02         6,434         6,962        5,680
11/30/02         7,000         7,372        5,988
12/31/02         6,418         6,939        5,575
01/31/03         6,236         6,757        5,439
02/28/03         6,246         6,656        5,414
03/31/03         6,290         6,720        5,515
04/30/03         6,939         7,273        5,923
05/31/03         7,313         7,656        6,219  ]


As of June 30, 2003, for Institutional Shares the one year and since inception average annual returns were 6.18% and (7.25)%, respectively. As of June 30, 2003, for A Shares the since inception cumulative return was (1.02)%. Performance for Class A Shares reflects the deduction of the maximum 5.50% front-end sales charge.

--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
PERFORMANCE CHARTS & ANALYSIS
MAY 31, 2003
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment in the Brown Advisory Maryland Bond Fund after the imposition of applicable sales charges (A Shares only) and the reinvestment of dividends and distributions, compared with a broad-based municipal bond index, since inception. The performance information for the Lehman Brothers 7-year Municipal Bond Index are for periods commencing on December 31, 2000 for the Institutional Shares comparison, and April 30, 2003 for the A Shares comparison. The Lehman Brothers 7-year Municipal Bond Index is a market index of investment grade municipal fixed-rate debt securities with an average maturity of 7 years. The total return of the Fund includes applicable sales charges and operating expenses that reduce returns, while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charge and class expenses. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


       INSTITUTIONAL SHARES VS.                                             A SHARES VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX                   LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX


AVERAGE ANNUAL TOTAL RETURN ON 05/31/03                       CUMULATIVE TOTAL RETURN ON 05/31/03
---------------------------------------                       -----------------------------------
1 Year:                                    8.93%              Since Inception on 04/17/03:             (2.37)%
Since Inception on 12/21/00:               7.21%

INVESTMENT VALUE ON 05/31/03                                  INVESTMENT VALUE ON 05/31/03
----------------------------                                  ----------------------------
Institutional Shares:                   $11,853               A Shares:                               $9,763
Lehman Brothers 7-year Municipal                              Lehman Brothers 7-year Municipal
 Bond Index                             $12,110               Bond Index                             $10,246

[EDGAR REPRESENTATION OF BAR CHARTS:


           INSTITUTIONAL   LEHMAN BROTHERS 7-YEAR                                A       LEHMAN BROTHERS 7-YEAR
               SHARES       MUNICIPAL BOND INDEX                               SHARES     MUNICIPAL BOND INDEX
12/21/00       10,000            10,000                       4/17/2003         9,550           10,000
12/31/00       10,040            10,000                       4/18/2003         9,550           10,000
01/31/01       10,159            10,170                       4/19/2003         9,550           10,000
02/28/01       10,178            10,177                       4/20/2003         9,550           10,000
03/31/01       10,269            10,259                                         9,541           10,000
04/30/01       10,167            10,167                       4/22/2003         9,550           10,000
05/31/01       10,295            10,283                       4/23/2003         9,559           10,000
06/30/01       10,358            10,334                       4/24/2003         9,587           10,000
07/31/01       10,464            10,462                                         9,587           10,000
08/31/01       10,620            10,620                       4/26/2003         9,588           10,000
09/30/01       10,622            10,617                       4/27/2003         9,589           10,000
10/31/01       10,719            10,724                       4/28/2003         9,589           10,000
11/30/01       10,588            10,605                       4/30/2003         9,590           10,000
12/31/01       10,520            10,518                       4/30/2003         9,590           10,000
01/31/02       10,669            10,717                        5/1/2003         9,609           10,008
02/28/02       10,806            10,858                        5/2/2003         9,600           10,016
03/31/02       10,569            10,620                                         9,601           10,024
04/30/02       10,814            10,881                        5/4/2003         9,602           10,032
05/31/02       10,881            10,943                        5/5/2003         9,602           10,040
06/30/02       10,999            11,073                        5/6/2003         9,612           10,048
07/31/02       11,118            11,209                                         9,640           10,056
08/31/02       11,248            11,349                        5/8/2003         9,658           10,063
09/30/02       11,430            11,573                        5/9/2003         9,659           10,071
10/31/02       11,260            11,397                       5/10/2003         9,659           10,079
11/30/02       11,217            11,349                                         9,660           10,087
12/31/02       11,466            11,607                       5/12/2003         9,679           10,095
01/31/03       11,430            11,576                       5/13/2003         9,697           10,103
02/28/03       11,587            11,746                       5/14/2003         9,734           10,111
03/31/03       11,582            11,741                                         9,735           10,119
04/30/03       11,641            11,819                       5/16/2003         9,753           10,127
05/31/03       11,853            12,110                       5/17/2003         9,754           10,135
                                                              5/18/2003         9,754           10,143
                                                                                9,755           10,151
                                                              5/20/2003         9,765           10,159
                                                              5/21/2003         9,774           10,167
                                                              5/22/2003         9,775           10,175
                                                                                9,785           10,183
                                                              5/24/2003         9,785           10,190
                                                              5/25/2003         9,786           10,198
                                                              5/26/2003         9,787           10,206
                                                                                9,787           10,214
                                                              5/28/2003         9,761           10,222
                                                              5/29/2003         9,771           10,230
                                                              5/30/2003         9,763           10,238
                                                              5/31/2003         9,763           10,246 ]




As of June 30, 2003, for Institutional Shares the one year and since inception average annual returns were 7.31% and 6.79%, respectively. As of June 30, 2003, for A Shares the since inception cumulative return was (2.80)%. Performance for A Shares reflects the deduction of the maximum 4.50% front-end sales charge.

--------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2003
--------------------------------------------------------------------------------

SHARES      SECURITY DESCRIPTION               VALUE              SHARES      SECURITY DESCRIPTION               VALUE
-------   -------------------------------  ------------           -------   -------------------------------  ------------

COMMON STOCK (98.6%)                                              MATERIALS & PROCESSING (4.1%)
                                                                   55,515  Symyx Technologies+                   943,755
AUTOS & TRANSPORTATION (5.6%)                                      93,738  Trex Co., Inc.+                     4,016,673
  254,770 Atlantic Coast Airlines                                                                            ------------
          Holdings, Inc.+                  $  2,412,672                                                        4,960,428
  176,153 Forward Air Corp.+                  4,481,332                                                      ------------
                                           ------------
                                              6,894,004           PRODUCER DURABLES (8.4%)
                                           ------------            190,506  AstroPower, Inc.+                    461,025
                                                                   238,205  ATMI, Inc.+                        5,959,889
                                                                   545,686  Powerwave Technologies, Inc.+      3,792,518
 CONSUMER DISCRETIONARY (27.2%)                                                                              ------------
   95,860  Apollo Group, Inc.+                5,600,141                                                       10,213,432
   78,630  Bright Horizons Family                                                                            ------------
           Solutions, Inc.+                   2,661,626
    8,076  Cheesecake Factory, Inc.+            274,019           TECHNOLOGY (27.8%)
   14,070  Corporate Executive Board Co.+       593,754            154,300  At Road, Inc.+                     1,360,926
  142,902  CoStar Group, Inc.+                4,024,120             63,718  Digimarc Corp.+                      892,689
  479,766  Edison Schools, Inc.+                839,590            338,381  Documentum, Inc.+                  7,170,293
  201,089  Getty Images, Inc.+                8,123,996            676,797  I-Many, Inc.+                      1,001,660
   66,394  Hot Topic, Inc.+                   1,770,728             80,529  Power Integrations, Inc.+          2,146,823
   76,249  Krispy Kreme Doughnuts, Inc.+      2,642,790            210,200  RSA Security, Inc.+                2,352,138
   33,340  MemberWorks, Inc.+                   733,480            239,865  Skyworks Solutions, Inc.+          1,784,596
  164,780  O'Charley's, Inc.+                 3,158,833            126,019  SIPEX Corp.+                         597,330
   80,664  Princeton Review, Inc.+              478,338             58,581  Synopsys, Inc.+                    3,590,429
  219,808  QRS Corp.+                         1,035,296            345,130  Synplicity, Inc.+                  1,708,394
  139,445  Tweeter Home Entertainment                              405,786  Tekelec, Inc.+                     5,810,856
           Group, Inc.+                       1,062,571            301,839  WebEx Communications, Inc.+        3,887,686
                                           ------------            371,035  Wind River Systems, Inc.+          1,380,250
                                             32,999,282                                                        ----------
                                           ------------                                                       33,684,070
                                                                                                             ------------
 FINANCIALS (5.3%)
  378,251  Digital Insight Corp.+             6,430,267           Total Common Stock (Cost $107,202,530)      119,745,578
                                           ------------                                                      ------------
                                              6,430,267
                                           ------------           SHORT-TERM INVESTMENTS (1.0%)
                                                                  1,214,873 Deutsche Cash Management Fund
 HEALTH CARE (20.2%)                                                       (Cost $1,214,873)                   1,214,873
   84,470  Accredo Health, Inc.+              1,795,832                                                      ------------
  157,458  Affymetrix, Inc.+                  3,582,169
  405,675  ArthroCare Corp.+                  6,502,970           TOTAL INVESTMENTS IN SECURITIES - 99.6%
   78,562  EPIX Medical, Inc.+                  937,245                 (COST $108,417,403)                 $120,960,451
   15,608  Gen-Probe, Inc.+                     604,966           Other Assets & Liabilities, Net - 0.4%          430,771
   30,246  Neose Technologies, Inc.+            335,428                                                      ------------
  191,889  SonoSite, Inc.+                    4,252,260           Total Net Assets - 100.0%                  $121,391,222
  262,129  Sunrise Assisted Living, Inc.+     6,553,225                                                      ============
                                            ------------
                                             24,564,095
                                            ------------

---------------------------------------
+ Non-income producing security.

See Notes to Financials.              11




--------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2003
--------------------------------------------------------------------------------

SHARES    SECURITY DESCRIPTION                    VALUE               SHARES    SECURITY DESCRIPTION                    VALUE
-------  --------------------------------------  ---------            -------  --------------------------------------  ---------

COMMON STOCK (98.8%)                                                  INDUSTRIES (7.0%)
                                                                          6,000  Emerson Electric Co.                 $  313,800
CONSUMER DISCRETIONARY (17.1%)                                           16,700  First Data Corp.                        691,714
  57,000  AOL Time Warner, Inc.+               $   867,540               48,000  General Electric Co.                  1,377,600
  25,000  Comcast Corp. - Class A+                 720,500                                                          -------------
  21,300  Costco Wholesale Corp.+                  789,165                                                             2,383,114
  10,600  Lowe's Cos., Inc.                        447,956                                                          -------------
  22,650  Marriott International,
            Inc. - Class A                         885,615            INFORMATION TECHNOLOGY (20.7%)
  20,000  Outback Steakhouse, Inc.                 739,000               59,800  BEA Systems, Inc.+                      648,232
  24,900  Target Corp.                             912,087               65,300  Cisco Systems, Inc.+                  1,063,084
  14,000  Tiffany & Co.                            458,640               25,800  Dell Computer Corp.+                    807,282
                                              -------------              31,300  Intel Corp.                             652,292
                                                 5,820,503               52,500  Microsoft Corp.                       1,292,025
                                              -------------             142,655  Parametric Technology Corp.+            463,629
                                                                         70,500  Powerwave Technologies, Inc.+           489,97
CONSUMER STAPLES (6.6%)                                                  29,200  Texas Instruments, Inc.                 598,600
   9,700  Anheuser-Busch Cos., Inc.                510,511               37,600  Veritas Software Corp.+               1,043,400
  35,000  CVS Corp.                                913,500                                                          -------------
  16,000  Kimberly-Clark Corp.                     830,880                                                             7,058,519
                                             -------------                                                          -------------
                                                 2,254,891
                                             -------------            MATERIALS (1.1%)
                                                                         12,000  Rohm & Haas Co.                         318,160
ENERGY (5.8%)                                                                                                       -------------
  20,000  Exxon Mobil Corp.                        728,000
  18,850  Schlumberger Ltd.                        916,487            TELECOMMUNICATIONS (1.1%)
   7,900  Smith International, Inc.+               323,031               14,700  SBC Communications, Inc.                374,262
                                             -------------                                                          -------------
                                                 1,967,518
                                             -------------
                                                                      Total Common Stock (Cost $34,957,364)           33,663,664
FINANCIAL (18.5%)                                                                                                   -------------
  16,400  American International Group, Inc.       949,232
  25,300  Citigroup, Inc.                        1,037,806            SHORT-TERM INVESTMENT (1.2%)
  10,500  Freddie Mac                              628,005              419,519  Deutsche Cash Management Fund           419,519
  15,800  Marsh & McLennan Cos., Inc.              792,054                        (Cost $419,519)                   -------------
  34,500  Mellon Financial Corp.                   937,365
  16,000  Morgan Stanley                           732,000            TOTAL INVESTMENTS IN SECURITIES - 100.0%
  17,800  SouthTrust Corp.                         511,394                        (COST $35,376,883)                 $34,083,183
  17,400  Washington Mutual, Inc.                  709,572            Other Assets & Liabilities, Net - 0.0%              (5,946)
                                             -------------                                                         -------------
                                                 6,297,428
                                             -------------            Total Net Assets - 100.0%                      $34,077,237
                                                                                                                   ==============
HEALTH CARE (20.9%)
  17,700  Abbott Laboratories                      788,535
   6,000  Amgen, Inc.+                             388,260
  13,100  Cardinal Health, Inc.                    756,001
  16,000  Laboratory Corp. of America+             514,400
  14,500  Eli Lilly & Co.                          866,665
  10,800  Medimmune, Inc.+                         382,860
  16,000  Medtronic, Inc.                          779,680
  13,000  Merck & Co., Inc.                        722,540
  52,000  Pfizer, Inc.                           1,613,040
  10,800  Waters Corp.+                            306,288
                                             -------------
                                                 7,118,269
                                             -------------


--------------------------------------
+ Non-income producing security.

See Notes to Financials.             12




--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2003
--------------------------------------------------------------------------------

FACE AMOUNT  SECURITY DESCRIPTION                VALUE               FACE AMOUNT  SECURITY DESCRIPTION                  VALUE
---------- ---------------------------------  -------------          ----------- ---------------------------------  -------------

MUNICIPAL BONDS (95.4%)                                              $  250,000 Garrett County Maryland
                                                                                Hospital Refunding
GENERAL OBLIGATION BONDS (39.0%)                                                FGIC Insured
$ 100,000 Anne Arundel County Maryland                                          5.10% due 07/01/09                   $ 289,155
          5.25% due 08/01/09                 $   116,811                740,000 Harford County Maryland
  100,000 Anne Arundel County Maryland                                          5.00% due 12/01/13   840,744
          5.00% due 02/01/10                     111,288                150,000 Howard County Maryland
  250,000 Anne Arundel County Maryland                                          Consolidated Public
          5.00% due 02/15/10                     286,708                        Improvement Series A
  115,000 Anne Arundel County Maryland                                          Prerefunded 2/15/04 @ 101
          5.00% due 05/15/13                     129,972                        5.00% due 02/15/05                     155,728
  500,000 Anne Arundel County Maryland                                  670,000 Howard County Maryland
          4.75% due 02/15/17                     539,200                        Consolidated Public
  500,000 Anne Arundel County Maryland                                          Improvement Series A
          4.80% due 02/15/18                     537,515                        4.10% due 02/15/05                     704,264
  350,000 Baltimore County Maryland                                     240,000 Howard County Maryland
          Consolidated Public Improvement                                       Consolidated Public
          4.13% due 08/01/05                     372,617                        Improvement Series A
  500,000 Baltimore County Maryland                                             4.30% due 02/15/08                     264,679
          Metropolitan District                                         350,000 Howard County Maryland
          5.00% due 06/01/07                     563,215                        Consolidated Public
  835,000 Baltimore County Maryland                                             Improvement Series A
          Metropolitan District                                                 5.00% due 02/15/08                     396,945
          4.40% due 08/01/09                     928,269                 30,000 Howard County Maryland
  200,000 Carroll County Maryland County                                        Consolidated Public
          Commissioners Consolidated                                            Improvement Series A
          Public Improvement                                                    Prerefunded 2/15/08 @ 100
          5.10% due 12/01/12                     223,678                        5.00% due 02/15/09                      34,017
  100,000 Carroll County Maryland County                                295,000 Howard County Maryland
          Commissioners Consolidated                                            Consolidated Public
          Public Improvement                                                    Improvement Series A
          5.00% due 12/01/15                     112,370                        5.00% due 02/15/09                     331,014
  500,000 Charles County Maryland                                       415,000 Maryland National
          Consolidated Public Improvement                                       Capital Park & Planning
          4.20% due 02/01/11                     551,370                        Park Acquisition &
  250,000 Charles County Maryland County                                        Development Series BB2
          Commissioners Consolidated                                            3.50% due 07/01/09                     441,307
          Public Improvement                                            325,000 Montgomery County Maryland
          3.00% due 03/01/10                     256,603                        Consolidated Public
  800,000 Frederick County                                                      Improvement Series A
          Maryland Public Facilities                                            2.50% due 05/01/07                     334,666
          4.00% due 07/01/08                     877,200              1,000,000 Montgomery County Maryland
  210,000 Frederick County Maryland                                             Consolidated Public Improvement
          Public Facilities Series A                                            Series A 5.00% due 11/01/07          1,136,940
          3.80% due 07/01/07                     226,687              1,100,000 Montgomery County Maryland
                                                                                Consolidated Public
                                                                                Improvement Series A
                                                                                5.00% due 01/01/10                   1,224,960


See Notes to Financial Statements.     13




--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
MAY 31, 2003
--------------------------------------------------------------------------------

FACE AMOUNT  SECURITY DESCRIPTION                VALUE               FACE AMOUNT  SECURITY DESCRIPTION                VALUE
---------- ---------------------------------  -------------          ---------- ---------------------------------  -------------

$ 325,000 Montgomery County Maryland                                 $  475,000 State of Maryland State &
          Consolidated Public                                                   Local Facilities Loan 3rd Series
          Improvement Series A                                                  5.00% due 10/15/06                  $  531,672
          4.70% due 01/01/13                  $  350,682              1,980,000 State of Maryland State &
1,090,000 Montgomery County Maryland                                            Local Facilities Loan
          Consolidated Public                                                   Capital Improvement Series A
          Improvement Series A                                                  5.50% due 08/01/13                   2,406,155
          4.88% due 05/01/13                   1,210,728              1,000,000 Washington Suburban Sanitation
  100,000 Montgomery County Maryland                                            District - General Construction
          Consolidated Public                                                   4.50% due 06/01/05                   1,066,710
          Improvement Series A                                          320,000 Washington Suburban Sanitation
          Prerefunded 1/01/10 @ 101                                             District - General Construction
          5.60% due 01/01/16                     118,926                        4.63% due 06/01/06                     336,694
  500,000 Ocean City Maryland                                           500,000 Washington Suburban Sanitation
          FGIC Insured                                                          District - General Construction
          4.25% due 03/01/11                     548,805                        5.00% due 06/01/08                     570,510
1,000,000 Prince Georges County Maryland                                500,000 Washington Suburban Sanitation
          Consolidated Public Improvement                                        District - General Construction
          3.25% due 09/15/11                   1,029,400                         4.25% due 06/01/10                    557,185
  235,000 State of Maryland Capital                                     100,000 Washington Suburban Sanitation
          Improvement & Refund                                                  District - General Construction
          5.00% due 04/15/04                     235,783                        5.00% due 06/01/23                     104,827
  300,000 State of Maryland State &                                     450,000 Washington Suburban Sanitation
          Local Facilities Loan 1st Series                                      District - Sewage Disposal
          4.50% due 03/01/04                     307,908                        5.25% due 06/01/07                     511,227
  625,000 State of Maryland State &                                   1,000,000 Washington Suburban Sanitation
          Local Facilities Loan 1st Series                                      District - Sewage Disposal
          4.50% due 02/15/08                     671,081                        5.25% due 06/01/10                   1,166,430
  385,000 State of Maryland State &                                     200,000 Washington Suburban Sanitation
          Local Facilities Loan 1st Series                                      District - Sewage Disposal 2nd Series
          4.00% due 03/01/08                     419,646                        4.75% due 06/01/07                     223,360
  500,000 State of Maryland State &                                     475,000 Washington Suburban Sanitation
          Local Facilities Loan 1st Series                                      District - Water Supply
          4.75% due 03/01/09                     560,405                        4.38% due 06/01/07                     523,616
  300,000 State of Maryland State &                                                                                -------------
          Local Facilities Loan 2nd Series
          5.00% due 10/15/07                     327,069               TOTAL GENERAL OBLIGATION (COST $24,527,223)   26,020,370
  225,000 State of Maryland State &                                                                                -------------
          Local Facilities Loan 2nd Series
          5.00% due 08/01/08                     253,629

See Notes to Financial Statements.     14




--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
MAY 31, 2003
--------------------------------------------------------------------------------

FACE AMOUNT  SECURITY DESCRIPTION                VALUE               FACE AMOUNT  SECURITY DESCRIPTION                VALUE
---------- ---------------------------------  -------------          ---------- ---------------------------------  -------------

REVENUE BONDS (56.4%)                                                $1,000,000 Maryland Community Development
$   635,000 Baltimore Maryland                                                   Administration - Single Family
           Certificates of Participation -                                      Program 1st Series
           Emergency Telecom Project                                            4.65% due 04/01/12                 $1,069,450
           Series A AMBAC Insured                                       500,000 Maryland Community Development
           4.70% due 10/01/06                 $  700,322                        Administration - Single Family
   925,000 Baltimore Maryland Convention                                        Program 1st Series
           Center MBIA Insured                                                  4.75% due 04/01/13                    536,595
           5.00% due 09/01/19                  1,013,541              1,000,000 Maryland Department of
   400,000 Baltimore Maryland                                                   Transportation
           Water Revenue -                                                      5.50% due 09/01/06                  1,128,230
           Wastewater Project                                           500,000 Maryland Department of
           Series A FSA Insured                                                 Transportation
           Prerefunded 7/01/10 @ 100                                            5.00% due 12/15/08                    574,065
           5.63% due 07/01/30                    477,692                300,000 Maryland Department of
   185,000 Carroll County Maryland                                              Transportation
           Fairhaven & Copper Ridge                                             5.00% due 12/01/09                    329,367
           Series A RADIAN Insured                                      500,000 Maryland Department of
           5.20% due 01/01/10                    208,978                        Transportation
   170,000 Frederick County Maryland                                            5.50% due 02/01/10                    585,635
           Educational Facilities Revenue                             1,850,000 Maryland Department of
           Mount St. Mary's College Series A                                    Transportation
           4.55% due 09/01/06                    182,386                        5.50% due 12/15/11                  2,135,529
   170,000 Frederick County Maryland                                  1,050,000 Maryland Department of
           Educational Facilities Revenue                                       Transportation
           Mount St. Mary's College Series A                                    4.00% due 06/01/13                  1,123,930
           4.65% due 09/01/07                    183,811                495,000 Maryland Economic
   400,000 Frederick County Maryland                                            Development Corporation
           Educational Facilities Revenue                                       3.35% due 09/15/12                    509,796
           Mount St. Mary's College Series A
           4.80% due 09/01/09                    436,416                500,000 Maryland Economic Development
   300,000 Maryland Environmental Service                                       Corporation - Maryland
           Cecil County Landfill Project                                        Department of Transportation
           4.88% due 09/01/04                    313,347                        Headquarters
   740,000 Maryland Community Development                                       5.00% due 6/01/15                     562,410
           Administration - Infrastructure                              700,000 Maryland Economic Development
           Financing Series B MBIA Insured                                      Corporation - University of
           4.35 % due 06/01/06                   802,426                        Maryland College Park Project
   250,000 Maryland Community Development                                       AMBAC Insured
           Administration - Residential                                         4.00% due 07/01/08                    761,187
           Program Series A                                             430,000 Maryland  Economic  Development
           4.05% due 09/01/07                    268,305                        Corporation - University of
                                                                                Maryland Series  A
                                                                                4.00% due  10/01/08                   449,961

See Notes to Financial Statements.     15




--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
MAY 31, 2003
--------------------------------------------------------------------------------

FACE AMOUNT  SECURITY DESCRIPTION                VALUE               FACE AMOUNT  SECURITY DESCRIPTION                VALUE
---------- ---------------------------------  -------------          ---------- ---------------------------------  -------------

REVENUE BONDS (CONTINUED)                                            $  300,000 Maryland Health & Higher
                                                                                Educational Facilities -
$  225,000 Maryland Economic Development                                        John Hopkins Health System
           Corporation - University of                                          AMBAC Insured
           Maryland  Series A                                                   5.10% due 07/01/10                 $  342,660
           4.50% due 10/01/11                 $  234,601                400,000 Maryland  Health  &  Higher
   410,000 Maryland Economic Development                                        Educational Facilities -
           Corporation - University Village                                     John Hopkins Hospital Series A
           Sheppard Pratt ACA  Insured                                          2.25% due 02/01/07                    403,940
           4.75% due 07/01/07                    447,863                500,000 Maryland  Health  & Higher
   500,000 Maryland  Health & Higher                                            Educational  Facilities  -
           Educational Facilities -                                             John  Hopkins University
           Adventist  Healthcare  Series A                                      5.00% due 05/15/10                    561,005
           5.00% due  01/01/14                   513,005                900,000 Maryland Health & Higher
   500,000 Maryland  Health & Higher                                            Educational Facilities -
           Educational  Facilities -                                            John Hopkins University
           Board of Child Care                                                  5.00% due 05/15/11                  1,011,267
           4.50% due 07/01/12                    546,350                750,000 Maryland Health & Higher
   120,000 Maryland Health & Higher                                             Educational Facilities  -
           Educational Facilities -                                             John  Hopkins  University
           Carroll County General Hospital                                      5.00% due 07/01/12                    836,768
           4.25% due  07/01/08                   127,987                450,000 Maryland Health & Higher
   250,000 Maryland Health & Higher                                             Educational  Facilities -
           Educational Facilities -                                             John Hopkins University FSA Insured
           Carroll County General Hospital                                      5.00% due  07/01/13                   510,795
           4.63% due  07/01/10                   268,890                500,000 Maryland Health & Higher
   500,000 Maryland Health & Higher                                             Educational  Facilities  -
           Educational Facilities -                                             John  Hopkins  University
           Carroll County General Hospital                                      4.60 % due 05/15/14                   531,655
           5.00% due  07/01/13                   539,935                100,000 Maryland Health & Higher
   500,000 Maryland Health & Higher                                             Educational  Facilities -
           Educational Facilities -                                             John Hopkins  University
           Charity Obligated Group Series A                                     4.70% due 05/15/15                    105,855
           4.75% due  11/01/14                   532,650                250,000 Maryland Health & Higher
   400,000 Maryland Health & Higher                                             Educational  Facilities  -
           Educational Facilities -                                             John Hopkins University Series  A
           Frederick Memorial Hospital                                          4.00% due 07/01/08                    272,482
           3.60% due 07/01/08                    419,812                500,000 Maryland Health & Higher
   450,000 Maryland Health & Higher                                             Educational  Facilities -
           Educational Facilities -                                             John Hopkins University Series A
           Frederick Memorial Hospital                                          5.00% due  07/01/10                   573,185
           4.20% due 07/01/11                    477,050                250,000 Maryland Health & Higher
   500,000 Maryland Health & Higher                                             Educational Facilities -
           Educational Facilities -                                             John Hopkins  University  Series A
           Greater Baltimore Medical Center                                     5.00% due 07/01/13                    282,115
           5.00% due 07/01/20                    523,850


See Notes to Financial Statements.     16





--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
MAY 31, 2003
--------------------------------------------------------------------------------

FACE AMOUNT  SECURITY DESCRIPTION                VALUE               FACE AMOUNT  SECURITY DESCRIPTION                VALUE
---------- ---------------------------------  -------------          ---------- ---------------------------------  -------------

REVENUE BONDS (CONTINUED)                                            $  190,000 Maryland  Health & Higher
                                                                                Educational  Facilities  -
$  535,000 Maryland Health & Higher                                             University of Maryland
           Educational Facilities -                                             Medical  System
           Kennedy Krieger  Institute                                           4.00 % due 07/01/05                $  199,177
           5.30% due  07/01/12               $   570,818                400,000 Maryland Health & Higher
   200,000 Maryland Health &   Higher                                           Educational  Facilities -
           Educational  Facilities -                                            University of Maryland
           Kennedy  Krieger  Institute                                          Medical System
           4.38% due  07/01/13                   206,168                        4.00% due  07/01/06                   425,368
   250,000 Maryland  Health & Higher                                    400,000 Maryland Health & Higher
           Educational  Facilities -                                            Educational  Facilities  -
           McLean School                                                        University  of Maryland
           5.00% due 07/01/08                    267,987                        Medical System
   315,000 Maryland  Health & Higher                                            5.00% due  07/01/09                   443,016
           Educational Facilities -                                     250,000 Maryland  Health  &  Higher
           Medlantic/Helix  Series B                                            Educational Facilities -
           AMBAC Insured                                                        University of Maryland
           4.00% due 08/15/05                    334,026                        Medical System
   575,000 Maryland Health & Higher                                             5.00% due 07/01/12                    284,408
           Educational  Facilities -                                    805,000 Maryland  Industrial  Development
           Medlantic/Helix  Series B                                            Financing  Authority -
           AMBAC Insured                                                        American Center for Physics
           4.00% due 08/15/06                    619,499                        3.95% due  12/15/07                   874,608
   600,000 Maryland Health & Higher                                     500,000 Maryland Industrial Development
           Educational Facilities -                                             Financing Authority- Holy Cross
           Pickersgill  Series A                                                Health  System  Corporation
           5.85% due  01/01/10                   659,100                        5.50% due 12/01/08                    575,335
   635,000 Maryland Health  &  Higher                                   500,000 Maryland Industrial Development
           Educational  Facilities  -                                           Financing Authority - National
           Sheppard  Pratt  Series A                                            Aquarium Baltimore Series B
           3.00% due 07/01/09                    617,887                        4.50% due 11/01/14                    535,460
   430,000 Maryland Health & Higher                                      90,000 Maryland Transportation
           Educational  Facilities -                                            Authority - Baltimore/Washington
           Sheppard  Pratt Series A                                             International Airport Series B
           3.30% due  07/01/10                   419,224                        5.88% due 07/01/06                     96,466
   250,000 Maryland  Health & Higher                                  1,000,000 Maryland Water Quality
           Educational  Facilities -                                            Financing Series A
           Union Hospital of Cecil County                                       5.30% due 09/01/09                  1,088,240
           3.00% due 07/01/05                    257,073
   250,000 Maryland  Health & Higher
           Educational  Facilities  -
           Union Hospital of Cecil County
           3.75% due  07/01/08                   264,405


See Notes to Financial Statements.     17




--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
MAY 31, 2003
--------------------------------------------------------------------------------

FACE AMOUNT  SECURITY DESCRIPTION                VALUE               FACE AMOUNT  SECURITY DESCRIPTION                VALUE
---------- ---------------------------------  -------------          ---------- ---------------------------------  -------------

REVENUE BONDS (CONTINUED)                                            $  530,000 University of Maryland System
                                                                                Auxiliary  Facility & Tuition
$  500,000 Montgomery  County Maryland -                                        Revenue Series C
           Housing  Opportunity                                                 4.65 10/01/06                     $   541,353
           Commission Aston Woods                                                                                 ------------
           Apartments Series A                                        TOTAL REVENUE BONDS
           Multifamily Revenue                                                     (COST $35,703,181)              37,681,748
           4.90% due 05/15/31                 $  541,070                                                          ------------
   400,000 Montgomery County Maryland -
           Housing  Opportunity                                       TOTAL MUNICIPAL BONDS
           Commission  Series A                                                    (COST $60,230,404)              63,702,118
           2.85% due  07/01/07                   412,400                                                          ------------
   425,000 Montgomery County Maryland -
           Housing Opportunity                                        SHARES
           Commission Series A                                        ------
           Single Family  Mortgage
           4.15% due 07/01/08                    459,238              SHORT-TERM INVESTMENTS (5.1%)
   500,000 Montgomery  County Maryland -                                228,547 Deutsche Tax Free
           Solid Waste Disposal Series A                                        Money Fund                            228,547
           AMBAC Insured                                              3,199,140 Dreyfus Municipal Cash
           3.25% due 06/01/08                    523,485                        Management Plus Fund                3,199,140
   485,000 University of Maryland System                                                                          ------------
           Auxiliary Facility & Tuition
           Revenue Series A                                           TOTAL SHORT-TERM INVESTMENTS
           4.00% due  10/01/08                   530,891                        (COST $3,427,687)                   3,427,687
   855,000 University of Maryland System                                                                          ------------
           Auxiliary Facility & Tuition
           Revenue Series A                                           TOTAL INVESTMENTS IN SECURITIES - 100.5%
           5.00% due 04/01/09                    956,822                        (COST $63,658,091)                $67,129,805
   500,000 University of Maryland System                              Other Assets & Liabilities, Net - (0.5%)       (355,525)
           Auxiliary Facility & Tuition                                                                           ------------
           Revenue  Series A                                          Total Net Assets - 100.0%                   $66,774,280
           5.00% due 04/01/10                    561,125                                                          ============



------------------------------------------------------
 ACA - American Capital Access Corporation

 AMBAC - American Municipal Bond Assurance Corporation

 FGIC - Financial Guaranty Insurance Corporation

 FSA - Financial Security Assurance

 MBIA - Municipal Bond Insurance Association

 RADIAN - Radian Asset Assurance






See Notes to Financial Statements.     18




--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2003
--------------------------------------------------------------------------------


                                                                BROWN ADVISORY   BROWN ADVISORY    BROWN ADVISORY
                                                                  SMALL-CAP          GROWTH           MARYLAND
                                                                    GROWTH           EQUITY             BOND
                                                                    FUND (a)         FUND (a)           FUND (a)
                                                               ----------------------------------------------------

ASSETS
Total investments, at value (Note 2)
 (Cost $108,417,403, $35,376,883 and $63,658,091, respectively)   $ 120,960,451     $ 34,083,183      $ 67,129,805
 Receivables:
  Investment securities sold                                          1,429,203                -                 -
  Fund shares sold                                                      316,111            2,280           135,000
  Interest and dividends                                                    654           33,073           837,373
                                                               ---------------------------------- -----------------
Total Assets                                                        122,706,419       34,118,536        68,102,178
                                                               ---------------------------------- -----------------
LIABILITIES
 Payables:
  Investment securities purchased                                       998,632                -         1,127,953
  Fund shares redeemed                                                  130,654                -                 -
  Dividends                                                                   -                -           140,558

Accrued Liabilities:
  Investment advisory fees (Note 3)                                      75,793              890            22,508
  Administration fees (Note 3)                                            8,510            2,640             4,831
  Accounting fees (Note 3)                                                3,000            4,512               847
  Custodian fees (Note 3)                                                10,801            2,578             1,697
  Transfer agent fees (Note 3)                                           17,017            2,783             2,042
  Audit fees                                                             32,437           22,635            22,505
  Other accrued expenses                                                 38,353            5,261             4,957
                                                               ---------------------------------- -----------------
Total Liabilities                                                     1,315,197           41,299         1,327,898
                                                               ---------------------------------- -----------------
NET ASSETS                                                        $ 121,391,222     $ 34,077,237      $ 66,774,280
                                                               ================================== =================

COMPONENTS OF NET ASSETS
 Paid-in capital                                                  $ 166,095,847     $ 43,932,398      $ 63,306,798
 Accumulated undistributed net investment income (loss)                       -           15,511               438
 Accumulated net realized loss from investments                     (57,247,673)      (8,576,972)           (4,670)
 Unrealized appreciation (depreciation) of investments               12,543,048       (1,293,700)        3,471,714
                                                               ---------------------------------- -----------------
NET ASSETS                                                        $ 121,391,222     $ 34,077,237      $ 66,774,280
                                                               ================================== =================
SHARES OF BENEFICIAL INTEREST
 Institutional Shares                                                12,940,224        4,719,939         6,144,177
 A Shares                                                             1,103,609            1,437             9,398
 B Shares                                                                99,420                -                 -

NET ASSET VALUE PER SHARE:
 Institutional Shares - based on Net Assets of $103,356,918,
  $34,066,873, and $66,672,274, respectively                            $  7.99           $ 7.22           $ 10.85
 A Shares - based on Net Assets of $16,624,841, $10,364
  and $102,006, respectively                                            $ 15.06           $ 7.21           $ 10.85
 A Shares Maximum Public Offering Price Per Share
 (net asset value per share / 94.50%, 94.50% and 95.50%, respectively)  $ 15.94           $ 7.63           $ 11.36

 B Shares - based on Net Assets of $1,409,463                           $ 14.18           $    -           $     -

-------------
(a) Note 1.

See Notes to Financial Statements.     19



--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2003
--------------------------------------------------------------------------------


                                                  BROWN ADVISORY      BROWN ADVISORY       BROWN ADVISORY
                                                    SMALL-CAP             GROWTH              MARYLAND
                                                     GROWTH               EQUITY                BOND
                                                     FUND (a)             FUND (a)            FUND (a)
                                                ------------------  --------------------  ----------------
INVESTMENT INCOME
 Interest income                                         $ 55,764              $ 10,677       $ 1,947,517
 Dividend income                                                -               368,149                 -
                                                ------------------  --------------------  ----------------
Total Investment Income                                    55,764               378,826         1,947,517
                                                ------------------  --------------------  ----------------

EXPENSES
 Investment advisory fees (Note 3)                      1,088,555               231,067           263,407
 Administration fees (Note 3)                             106,382                40,615            52,681
 Transfer agency fees (Note 3)
     Institutional Shares                                  22,378                20,607            19,184
     A Shares                                              49,737                   988             1,682
     B Shares                                              16,662                     -                 -
     C Shares (Note 1)                                      4,855                     -                 -
 Shareholder service fees (Note 3)
     B Shares                                               2,099                     -                 -
     C Shares (Note 1)                                        120                     -                 -
 Distribution fees (Note 3)
     A Shares                                              33,155                     -                28
     B Shares                                               6,297                     -                 -
     C Shares (Note 1)                                        361                     -                 -
 Custody fees (Note 3)                                     20,644                 9,835             9,771
 Accounting fees (Note 3)                                  59,768                40,512            40,507
 Shareholder reporting fees                                12,578                 3,422             6,373
 Registration fees                                         36,213                25,379             2,432
 Professional fees                                         42,027                26,542            31,691
 Trustees fees and expenses                                 2,418                   820             1,272
 Miscellaneous expenses                                    20,657                 7,394            14,741
                                                ------------------  --------------------  ----------------
Total Expenses                                          1,524,906               407,181           443,769
 Fees waivers and expense reimbursements (Note 4)        (123,240)             (182,598)         (188,671)
                                                ------------------  --------------------  ----------------
Net Expenses                                            1,401,666               224,583           255,098
                                                ------------------  --------------------  ----------------
NET INVESTMENT INCOME (LOSS)                           (1,345,902)              154,243         1,692,419
                                                ------------------  --------------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) on investments              (36,773,272)           (4,378,586)            3,228
 Net change in unrealized appreciation/
  (depreciation)                                       35,237,113             2,658,451         2,696,228
                                                ------------------  --------------------  ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                       (1,536,159)           (1,720,135)        2,699,456
                                                ------------------  --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ (2,882,061)         $ (1,565,892)      $ 4,391,875
                                                ==================  ====================  ================
-------------
(a) Note 1.

See Notes to Financial Statements.     20




--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BROWN ADVISORY SMALL-CAP
                                                                        GROWTH  FUND (a)
                                                   -----------------------------------------------------
                                                        Year Ended                        Year Ended
                                                       May 31, 2003                      May 31, 2002
                                                       -------------                     ------------
                                                          Amount            Shares          Amount         Shares
                                                          ------            ------          ------         ------
OPERATIONS
 Net investment loss                                     $ (1,345,902)                    $ (1,471,435)
 Net realized loss on investments                         (36,773,272)                      (7,917,121)
 Net change in unrealized appreciation/(depreciation)
      of investments                                      35,237,113                      (29,483,534)
                                                   -------------------                 -----------------
 Decrease in Net Assets Resulting from Operations          (2,882,061)                     (38,872,090)
                                                   -------------------                 -----------------


CAPITAL SHARE TRANSACTIONS
 Sale of shares
     Institutional shares                                  41,307,996       6,333,490       73,368,308   7,631,476
     A shares                                              10,479,712         892,174                -           -
     B shares                                                   1,812             166                -           -
     C shares                                                  72,986           5,900                -           -
 Transactions due to acquisition (Note 8)
     Institutional shares                                   1,413,552         238,776                -           -
     A shares                                              20,974,759       1,876,052                -           -
     B shares                                               1,216,279         115,180                -           -
     C shares                                                 109,144          10,350                -           -
 Redemption of shares
     Institutional shares                                 (57,354,914)     (8,909,252)     (15,952,805) (1,578,631)
     A shares                                             (19,802,036)     (1,664,617)               -           -
     B shares                                                (179,340)        (15,926)               -           -
     C shares                                                (181,025)        (16,250)               -           -
 Redemption fees (Note 2)                                      15,140               -                -           -
                                                   -------------------  -------------- ----------------------------
Net Increase from Capital Share Transactions               (1,925,935)     (1,133,957)      57,415,503   6,052,845
                                                   -------------------  -------------- ----------------------------

Increase (Decrease) in Net Assets                          (4,807,996)                      18,543,413

NET ASSETS
 Beginning of period                                      126,199,218                      107,655,805
                                                   -------------------                 -----------------
 End of period (A)                                      $ 121,391,222                    $ 126,199,218
                                                   ===================                 =================
(A) Accumulated net investment loss                               $ -                              $ -
                                                   ===================                 =================

-------------------
(a) Note 1.

See Notes to Financial Statements.     21




--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 BROWN ADVISORY GROWTH
                                                                     EQUITY FUND (a)
                                                 ---------------------------------------------------
                                                    Year Ended                        Year Ended
                                                   May 31, 2003                      May 31, 2002
                                                 ------------------                 ----------------
                                                      Amount            Shares          Amount           Shares
                                                      ------            ------          ------           ------
OPERATIONS
 Net investment income                                 $   154,243                      $   167,468
 Net realized loss on investments                       (4,378,586)                      (2,444,463)
 Net change in unrealized depreciation
      of investments                                     2,658,451                       (5,703,902)
                                                 ------------------                 ----------------
Decrease in Net Assets Resulting from Operations        (1,565,892)                      (7,980,897)
                                                 ------------------                 ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments
     Institutional shares                                 (185,314)                        (183,059)
     A shares                                                    -                                -
                                                 ------------------                 ----------------
Net Decrease in Net Assets from Distributions             (185,314)                        (183,059)
                                                 ------------------                 ----------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares
     Institutional shares                                9,353,529      1,448,801        13,363,114      1,567,326
     A shares                                               10,000          1,437                 -              -
 Reinvestment of distributions
     Institutional shares                                    6,281            998             7,091            834
     A shares                                                    -              -                 -              -
 Redemption of shares
     Institutional shares                               (9,814,502)    (1,516,650)       (6,955,386)      (828,144)
     A shares                                                    -              -                 -              -
                                                 ------------------  -------------  ----------------  -------------

Net Increase (Decrease) from Capital                      (444,692)       (65,414)        6,414,819        740,016
 Share Transactions                              ------------------  -------------  ----------------  -------------

Decrease in Net Assets                                  (2,195,898)                      (1,749,137)

NET ASSETS
 Beginning of period                                    36,273,135                       38,022,272
                                                 ------------------                 ----------------
 End of period (A)                                    $ 34,077,237                     $ 36,273,135
                                                 ==================                 ================
(A) Accumulated undistributed
     net investment income                                $ 15,511                         $ 46,582
                                                 ==================                 ================

--------------
(a) Note 1.

See Notes to Financial Statements.     22



--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               BROWN ADVISORY MARYLAND
                                                                                    BOND FUND (a)
                                                           -----------------------------------------------------------
                                                                   YEAR ENDED                        YEAR ENDED
                                                                  MAY 31, 2003                      MAY 31, 2002
                                                                  ------------                      ------------
                                                            AMOUNT         SHARES           AMOUNT         SHARES
                                                            ------         ------           ------         ------
OPERATIONS
 Net investment income                                  $ 1,692,419                       $ 1,305,052
 Net realized gain (loss) on investments                      3,228                              (403)
 Net change in unrealized appreciation
      of investments                                      2,696,228                           552,880
                                                       ------------                      ------------
 Increase in Net Assets Resulting from Operations         4,391,875                         1,857,529
                                                       ------------                      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments
     Institutional shares                                (1,691,725)                       (1,305,052)
     A shares                                                  (256)                                -
                                                       ------------                      ------------
 Net Decrease in Net Assets from Distributions           (1,691,981)                       (1,305,052)
                                                       ------------                      ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares
     Institutional shares                                54,127,064      5,119,010         13,378,310     1,309,491
     A shares                                               100,000          9,398                  -             -
 Reinvestment of distributions
     Institutional shares                                    36,929          3,458              1,224           119
     A shares                                                     -              -                  -             -
 Redemption of shares
     Institutional shares                               (26,591,141)    (2,517,324)        (7,988,654)     (780,541)
     A shares                                                     -              -                  -            -
                                                       ------------   ------------       ------------   ------------
Net Increase from Capital Share Transactions             27,672,852      2,614,542          5,390,880       529,069
                                                       ------------   ------------       ------------   ------------
Increase in Net Assets                                   30,372,746                         5,943,357

NET ASSETS
 Beginning of period                                     36,401,534                        30,458,177
                                                       ------------                      ------------
 End of period (A)                                     $ 66,774,280                      $ 36,401,534
                                                       ============                      ============
(A) Accumulated undistributed net investment income           $ 438                               $ -
                                                       ============                      ============

--------------
(a) Note 1.

See Notes to Financial Statements.     23

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share of each Fund outstanding during the years or periods indicated.

                             SELECTED DATA FOR A SINGLE SHARE
                   ------------------------------------------------------------

                                                              Distributions                                    Assets at
                      Beginning     Net        Net        ---------------------             Ending               End of
                     Net Asset  Investment  Realized and  from Net    from Net             Net Asset            Period
                     Value Per    Income     Unrealized   Investment  Realized  Redemption  Value Per   Total    (000's
                       Share      (Loss)     Gain (Loss)   Income      Gains    Fees (a)     Share     Return   Omitted)
---------------------------------------------------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND

Year/Period Ended
May 31, 2003
 Institutional Shares(e)$8.26     (0.09)     (0.18)           -         -         -(g)      $ 7.99    (3.27)%   $ 103,357
 A Shares (f)           11.18     (0.18)      4.06            -         -         -          15.06    34.70%(d)    16,625
 B Shares (f)           10.56     (0.17)      3.79            -         -         -          14.18    34.28%(d)     1,409
May 31, 2002
 Institutional Shares(e)11.67     (0.10)     (3.31)           -         -         -           8.26   (29.22)%     126,199
May 31, 2001
 Institutional Shares(e)13.82     (0.10)     (1.56)           -     (0.49)        -          11.67   (12.08)%     107,656
May 31, 2000
 Institutional Shares(e)10.00     (0.10)      3.92            -         -         -          13.82    38.20%(d)    87,959

------------------------------------------------------------------------------------------------------------------------------------

BROWN ADVISORY GROWTH EQUITY FUND

Year/Period Ended
May 31, 2003
 Institutional Shares(e)$7.58      0.03      (0.35)      (0.04)         -         -         $ 7.22     4.16)%    $ 34,067
 A Shares (f)            6.96         -       0.25        0.25          -         -           7.21     3.59%(d)        10
May 31, 2002
 Institutional Shares(e) 9.40      0.04      (1.82)      (0.04)         -         -           7.58   (18.96)%      36,273
May 31, 2001
 Institutional Shares(e)10.85      0.02      (1.46)      (0.01)         -         -           9.40   (13.29)%      38,022
May 31, 2000
 Institutional Shares(e)10.00      0.01       0.85       (0.01)         -         -          10.85     8.59%(d)    31,537

------------------------------------------------------------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND

Year/Period Ended
May 31, 2003
 Institutional Shares(e)$10.29     0.34       0.56       (0.34)         -         -        $ 10.85     8.93%     $ 66,672
 A Shares (f)            10.64     0.03       0.21       (0.03)         -         -          10.85     2.23%(d)       102
May 31, 2002
 Institutional Shares(e) 10.12     0.40       0.17       (0.40)         -         -          10.29     5.70%       36,402
May 31, 2001
 Institutional Shares(e) 10.00     0.17       0.12       (0.17)         -         -          10.12     2.95%(d)    30,458

--------------------------------------------------------------------------------
(a)  Calculated using the average share method.
(b)  All ratios for periods less than a year are annualized.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for a Fund.
(d)  Total return is from inception to date.
(e) Brown Advisory Small-Cap Growth Fund shares issued and outstanding as of July 17, 2002 were redesignated as Institutional Shares. Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund shares issued and outstanding as of February 11, 2003 were redesignated as Institutional Shares.
(f)  See Note 1 for dates of commencement of operations.
(g)  Less than $0.01 per share.




                                               RATIOS/SUPPLEMENTAL DATA
                                        ----------------------------------------
                                                      Ratios to
                                                 Average Net Assets (b)
                                        ----------------------------------------
                                             Net                                Portfolio
                                           Investment     Net         Gross      Turnover
                                         Income(loss)   Expenses    Expenses (c)   Rate
---------------------------------------------------------------------------------------------

BROWN ADVISORY SMALL-CAP GROWTH FUND

Year/Period Ended
May 31, 2003
 Institutional Shares(e)                   (1.20)%        1.25%       1.28%        33%
 A Shares (f)                              (1.46)%        1.50%       1.95%        33%
 B Shares (f)                              (1.96)%        2.00%       4.95%        33%
May 31, 2002
 Institutional Shares(e)                   (1.17)%        1.24%       1.24%        21%
May 31, 2001
 Institutional Shares(e)                   (0.95)%        1.25%       1.25%        25%
May 31, 2000
 Institutional Shares(e)                   (0.80)%        1.25%       1.35%        30%

---------------------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND

Year/Period Ended
May 31, 2003
 Institutional Shares(e)                    0.50%         0.73%       1.29%        42%
 A Shares (f)                               0.14%         1.25%    1477.65%        42%
May 31, 2002
 Institutional Shares(e)                    0.45%         0.47%       1.22%        50%
May 31, 2001
 Institutional Shares(e)                    0.22%         0.77%       1.22%        82%
May 31, 2000
 Institutional Shares(e)                    0.14%         1.00%       1.55%        42%

---------------------------------------------------------------------------------------------

BROWN ADVISORY MARYLAND BOND FUND

Year/Period Ended
May 31, 2003
 Institutional Shares(e)                    3.23%         0.48%       0.84%         5%
 A Shares (f)                               2.22%         1.00%      24.97%         5%
May 31, 2002
 Institutional Shares(e)                    3.87%         0.25%       0.97%         7%
May 31, 2001
 Institutional Shares(e)                    3.91%         0.25%       1.28%         2%

---------------------------------------------------------------------------------------------

See Notes to Financial Statements.     24

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Small-Cap Growth Fund, Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund (individually a "Fund", and collectively, the "Funds"). The Funds recently underwent a name change and were previously known as BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund. Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund are each diversified series of Forum Funds (the "Trust") while Brown Advisory Maryland Bond Fund is a non-diversified series of the Trust. The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Shares of Brown Advisory Small-Cap Growth Fund, Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund issued and outstanding on July 17, 2002, February 11, 2003 and February 11, 2003, respectively, were redesignated as Institutional Shares. Both Institutional Shares of Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund commenced operations on June 28, 1999, and Institutional Shares of Brown Advisory Maryland Bond Fund commenced operations on December 21, 2000. A, B and C Shares of Brown Advisory Small-Cap Growth Fund commenced operations on September 20, 2002 while A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund commenced operations on May 5, 2003 and April 17, 2003, respectively. The Board ceased the public offering of C Shares of Brown Advisory Small-Cap Growth Fund on December 10, 2002 and the class formally closed on February 11, 2003. A Shares generally provide for a front-end sales charge while B Share and C Shares provide for a contingent deferred sales charge.

Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund seek to achieve capital appreciation by primarily investing in equity securities. Brown Advisory Maryland Bond Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - Securities, other than short-term securities, held by each Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. Common stocks which are not traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and ask prices. Debt instruments that mature in sixty days or less may be valued at amortized cost. Debt instruments that mature in more than sixty days are valued based upon prices furnished by dealers maintaining an active market in such securities.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended investment companies are valued at net asset value.

--------------------------------------------------------------------------------

MAY 31, 2003
--------------------------------------------------------------------------------


SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                       Accumulated  Net        Undistributed  Net
                                      Investment Income        Realized Gain/(Loss)      Paid-In-Capital
                                      -----------------        --------------------      ---------------
BROWN ADVISORY SMALL-CAP GROWTH FUND    $  1,345,902             $ (7,360,970)             $  6,015,068

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly by Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund and are declared daily and paid monthly by Brown Advisory Maryland Bond Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a registered investment company and distribute substaintially all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

The capital loss carryovers  available to offset future capital gains, as of May
31, 2003, were as follows:

                                  BROWN ADVISORY              BROWN ADVISORY           BROWN ADVISORY
 CAPITAL LOSS CARRYOVERS       SMALL-CAP GROWTH FUND       GROWTH EQUITY FUND        MARYLAND BOND FUND
 -----------------------       ---------------------       ------------------        ------------------
Expiring 2008                      $          -              $     65,246                   $     -
Expiring 2009                         3,701,216                         -                         -
Expiring 2010                         7,580,088                 2,430,819                     4,670
Expiring 2011                        16,306,994                 3,455,581                         -

As a result of the reprganization with Emerging Growth Fund, Inc., the Brown Advisory Small-Cap Growth Fund has an annual capital loss carry forward limitation of $1,164,344 (Note 8).

For tax purposes, the Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund have current year deferred post-October capital losses of $26,527,529 and $2,007,820, respectively. These losses will be recognized for tax purposes on the first day of the Funds' next tax year.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

--------------------------------------------------------------------------------

MAY 31, 2003
--------------------------------------------------------------------------------

Each share of each class of a Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include transfer agent fees, shareholder servicing fees, distribution fees and certain other expenses as determined by the Trust's Board.

REDEMPTION FEES - Each Fund's Institutional Shares charges a redemption fee of 1% of net asset value of shares redeemed if the shares are owned less than 180 days. The redemption fee does not apply to redemptions of shares purchased prior to January 9, 2003 or shares redeemed after 180 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the applicable Fund's Institutional Shares to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The fee, which is retained by each Fund's Institutional Shares, is accounted for as paid-in capital. Brown Advisory Small-Cap Growth Fund collected $15,140 in redemption fees during the year ended May 31, 2003. Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund did not collect any redemption fees during the period ended May 31, 2003.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - Each Fund's investment adviser is Brown Investment Advisory Incorporated (the "Adviser"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Pursuant to Investment Advisory Agreements with the Trust, the Adviser receives an annual advisory fee from Brown Advisory Small-Cap Growth Fund, Brown Advisory Growth Equity Fund, and the Brown Advisory Maryland Bond Fund at an annual rate of 1.00%, 0.75%, and 0.50% respectively, of each Fund's average annual daily net assets.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services prior to June 1, 2003, FAdS received an administrative fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets and 0.075% of each Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000 per year. After June 1, 2003 each Fund will pay FAdS a fee at an annual rate of 0.09% of the Fund's average daily net assets until total assets of all Trust series advised by Adviser ("Brown Series") equal or exceed $50 million times the number of Brown Series. Thereafter, each Fund will pay FAdS a fee at an annual rate of 0.065% of the Fund's average annual daily net assets. Adviser currently provides advisory services to six Trust series, three of which are referenced in this report.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - Each Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives from each Fund an annual fee of $18,000, $12,000 per year for each additional class above one, plus certain shareholder account fees and out-of-pocket costs.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") for B Shares of Brown Advisory Small-Cap Growth Fund under which the Fund pays FAdS a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of B Shares. FAdS may pay any or all of these fees to the Adviser or other financial institutions that provide shareholder servicing to their customers who invest in the Fund. Any payments made under the plan to FAdS shall be limited to amounts paid by FAdS to the Adviser or other financial institutions that provide shareholder servicing to their customers invested in the Fund. On November 18, 2002, the Trust's Board of Trustees terminated the plan with respect to Institutional Shares of Brown Advisory Small-Cap Growth Fund and with respect to each other Fund. No shareholder servicing fees were paid out under the Plan with regard to the Institutional Shares of Brown Advisory Small-Cap Growth Fund and with respect to each other Fund during the year ended May 31, 2003. Shareholder servicing fees of $2,099 and $120 were paid out under the plan with regard to B Shares and C Shares of Brown Advisory Small-Cap Growth Fund during the period ended May 31, 2003.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act with respect to A Shares and B Shares of Brown Advisory Small-Cap Growth Fund, A Shares of Brown

--------------------------------------------------------------------------------

MAY 31, 2003
--------------------------------------------------------------------------------


Advisory Growth Equity Fund and A Shares of Brown Advisory Maryland Bond Fund. Under the Plan, A Shares of each Fund pays FFS a distribution fee at an annual rate of up to 0.25% of its average daily net assets while B Shares of Brown Advisory Small-Cap Growth Fund pays up to 0.75% of its average daily net assets. FFS may pay any or all amounts of these payments to various institutions, including the Adviser, that provide distribution or shareholder servicing to their customers who invest in the A Shares or B Shares. The Distribution Plan obligates the Fund to pay FFS compensation for FFS's services and not as reimbursement for certain expenses incurred.

For the year ended May 31, 2003, FSS received $3,017 as its portion of the front-end sales charges on sale of A Shares of Brown Advisory Small-Cap Growth Fund, while FSS did not receive any commissions from the front-end sales charges on sales of A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund.

For the year ended May 31, 2003, FSS received $2,320 as its portion of the back-end sales charges on the sale of B Shares of Brown Advisory Small-Cap Growth Fund, while FSS did not receive any commissions from the back-end sales charges on sales of A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services through May 31, 2003, FAcS received from each Fund an annual fee of $36,000, $12,000 for each additional share class above one, plus certain amounts based upon the asset levels of the Fund as well as the number and type of portfolio securities held and the frequency of transactions, plus certain out-of-pocket expenses. After June 1, 2003, FAcS will receive an additional annual fee from each Fund of 0.01% of the Fund's average daily net assets. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

Certain Officers and Directors of the Trust are Officers or Directors of the above companies. These persons are not paid by the Funds for serving in these capacities.

NOTE 4.  WAIVER OF FEES

The Adviser has contractually agreed to waive its fee and/or reimburse expenses of each of the three funds through May 31, 2004, to the extent necessary, to limit expenses of Institutional, A and B Shares of Brown Advisory Small-Cap Growth Fund to 1.25%, 1.50% and 2.00%, respectively, of that class' average annual daily net assets; of Institutional and A Shares of Brown Advisory Growth Equity Fund to 1.00% and 1.25%, respectively, of that class' average annual daily net assets; and of Institutional and A Shares of Brown Advisory Maryland Bond Fund to 0.75% and 1.00%, respectively, of that class' average annual daily net assets.

For the period ended May 31, 2003, fees waived and expenses reimbursed were as follows:

                                         ADVISER      ADVISER       FADS       TOTAL FEES WAIVED AND
                                          WAIVED    REIMBURSED     WAIVED       EXPENSES REIMBURSED
                                         -------    ----------     ------      ---------------------
Brown Advisory Small-Cap Growth Fund    $      -    $ 120,387    $  2,853          $ 123,240

Brown Advisory Growth Equity Fund        164,707       10,619       7,272            182,598

Brown Advisory Maryland Bond Fund        151,805       34,493       2,373            188,671

--------------------------------------------------------------------------------

MAY 31, 2003
--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities (including maturities), other than short-term investments, for the year ended May 31, 2003 were as follows:

                                                BROWN ADVISORY          BROWN ADVISORY              BROWN ADVISORY
                                             SMALL-CAP GROWTH FUND     GROWTH EQUITY FUND          MARYLAND BOND FUND
                                            ---------------------    ----------------------     -------------------
Cost of Purchases                               $    42,636,229         $     13,044,866          $   29,045,619

Proceeds from Sales                                  35,096,989               12,920,520               2,339,007


For federal income tax purposes, the tax basis of investment securities owned as of May 31, 2003, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

                                               BROWN ADVISORY            BROWN ADVISORY           BROWN ADVISORY
                                            SMALL-CAP GROWTH FUND     GROWTH EQUITY FUND         MARYLAND BOND FUND
                                            ---------------------    ----------------------     -------------------
Tax Cost                                           $111,549,249              $35,994,389            $63,658,091

Aggregate Gross Unrealized Appreciation              30,839,150                3,198,707              3,499,826

Aggregate Gross Unrealized Depreciation             (21,427,948)              (5,109,913)               (28,112)

Net Unrealized Appreciation/(Depreciation)            9,411,202               (1,911,206)             3,471,714

NOTE 6.  CONCENTRATION OF RISK

Brown Advisory Maryland Bond Fund invests substantially all of its assets in debt obligations of issuers located in the State of Maryland. An issuer's ability to meet its obligations may be affected by economic or political developments in Maryland.

NOTE 7.  DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                               BROWN ADVISORY            BROWN ADVISORY           BROWN ADVISORY
                                            SMALL-CAP GROWTH FUND      GROWTH EQUITY FUND       MARYLAND BOND FUND
                                            ---------------------    ----------------------    --------------------
Undistributed Tax-Exempt Income               $               -        $             -            $          438

Undistributed Ordinary Income                                 -                 15,511                         -

Undistributed Long-Term Gain                                  -                      -                         -

Capital and Other Losses                            (54,115,827)            (7,959,466)                   (4,670)

Unrealized Appreciation (Depreciation)                9,411,202             (1,911,206)                3,471,714
                                            ---------------------    ----------------------    --------------------
Total                                                44,704,625             (9,855,161)                3,467,482
                                            =====================    ======================    ====================

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)
MAY 31, 2003
--------------------------------------------------------------------------------


The tax character of distributions paid during 2003 and 2002 were as follows:

                                    BROWN ADVISORY                BROWN ADVISORY             BROWN ADVISORY
                                 SMALL-CAP GROWTH FUND           GROWTH EQUITY FUND         MARYLAND BOND FUND
                                 ---------------------           ------------------         ------------------
                                    2003          2002           2003          2002         2003           2002
                                    ----          ----           ----          ----         ----           ----
Tax-exempt Income             $        -     $       -      $       -      $      -   $1,687,284     $1,287,786
Ordinary Income                        -             -        185,314       183,059        4,697         17,266
Long-Term Capital Gain                 -             -              -             -            -              -
                             ------------- -------------- ------------- ------------ -------------- -------------
Total                         $        -     $       -        185,314       183,059   $1,691,981     $1,305,052
                             ============= ============== ============= ============ ============== =============

NOTE 8. ACQUISITION OF FUNDS

As of September 20, 2002, Emerging Growth Fund, Inc. ("Emerging Growth Fund"), another mutual fund, reorganized with and into Brown Advisory Small-Cap Growth
Fund. As a result, A Shares, B Shares,  and C Shares of Brown Advisory Small-Cap
Growth Fund commenced operations, each class acquiring the assets of a corresponding share class of Emerging Growth Fund while Institutional Shares of Brown Advisory Small-Cap Growth Fund acquired the assets of Institutional and
ABCAT  Shares of Emerging  Growth  Fund.  The  following  is a summary of Shares
Outstanding,  Net  Assets,  Net  Asset  Values  Per  Share  and  Net  Unrealized
Depreciation immediately before and after the reorganization on September 20, 2002.

                                                    BEFORE REORGANIZATION               AFTER REORGANIZATION
                                                    ---------------------               --------------------
                                          Brown Advisory                                   Brown Advisory
                                     Small-Cap Growth Fund     Emerging Growth Fund     Small-Cap Growth Fund
                                     ---------------------     --------------------     ---------------------

Institutional Class
         Shares                             14,724,778                    59,647             14,963,554
         Net Assets                      $  87,124,965             $     677,771           $ 88,538,517
         Net Assets, per share           $        5.92             $       11.36           $       5.92
Class A
         Shares                                                        1,876,052              1,876,052
         Net Assets                                                $  20,974,759           $ 20,974,759
         Net Assets, per share                                     $       11.18           $      11.18
Class B
         Shares                                                          115,180                115,180
         Net Assets                                                $   1,216,279           $  1,216,279
         Net Assets, per share                                     $       10.56           $      10.56
Class C
         Shares                                                           10,351                 10,351
         Net Assets                                                $     109,144           $    109,144
         Net Assets, per share                                     $       10.54           $      10.54
Class ABCAT
         Shares                                                           64,773                      -
         Net Assets                                                $     735,781                      -
         Net Assets, per share                                     $       11.36                      -
Net Unrealized Depreciation              $ (43,239,416)            $ (6,812,063)           $(50,051,479)

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES OF FORUM FUNDS AND SHAREHOLDERS OF BROWN ADVISORY SMALL-CAP GROWTH FUND, BROWN ADVISORY GROWTH EQUITY FUND, AND BROWN ADVISORY MARYLAND MUNICIPAL BOND FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brown Advisory Small-Cap Growth Fund, Brown
Advisory Growth Equity Fund, and Brown Advisory Maryland Municipal Bond Fund (the "Funds'"), each a series of Forum Funds (the "Trust"), as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 9, 2003

--------------------------------------------------------------------------------

TAX INFORMATION AND TRUSTEES AND OFFICERS (Unaudited)
MAY 31, 2003
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - The Brown Advisory Small-Cap Growth Fund did not pay income dividends for the tax year ended May 31, 2003.

The Brown Advisory Growth Equity Fund paid income dividends of $185,314 for the tax year ended May 31, 2003. The Fund designates 100% of its income dividend distributed as qualifying for the corporate dividends - received deduction (DRD) and for the qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The Brown Advisory Maryland Bond Fund paid income dividends of $1,668,287 for the tax year ended May 31, 2003. Of its income dividend distributed, 99.72% were characterized as tax exempt.

CAPITAL GAIN DIVIDENDS - There were no long-term capital gain dividends paid by the Funds for the tax year ended May 31, 2003.

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                                                                  IN FUND
                            POSITION    LENGTH                                    COMPLEX
          NAME,             WITH THE    OF TIME       PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS
     AGE AND ADDRESS          TRUST     SERVED 1       DURING PAST 5 YEARS        TRUSTEE 2       HELD BY TRUSTEES
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
   INTERESTED TRUSTEES
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
John Y. Keffer 3            Chairman/   1989-     Member and Director, Forum         28        Chairman/President,
Born:   July 15, 1942       President   Present   Financial Group, LLC (a                      Monarch Funds
Two Portland Square                               mutual fund services                         (3 portfolios)
Portland, ME 04101                                holding company); Director,
                                                  various affiliates of Forum
                                                  Financial Group, LLC
                                                  including Forum Fund
                                                  Services, LLC (Trust's
                                                  underwriter)
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
  DISINTERESTED TRUSTEES
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
Costas Azariadis            Trustee     1989-     Professor of Economics,            27       Trustee, Monarch Funds
Born:  February 15, 1943                Present   University of                               (3 portfolios)
Department of Economics                           California-Los Angeles;
University of California                          Visiting Professor of
Los Angeles, CA 90024                             Economics, Athens
                                                  University of Economics and
                                                  Business 1998 - 1999
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
James C. Cheng              Trustee     1989-     President, Technology              27        Trustee, Monarch
Born: July 26, 1942                     Present   Marketing Associates                         Funds (3 portfolios)
27 Temple Street                                  (Marketing Company for
Belmont, MA 02478                                 small and medium sized
                                                  businesses in New England)
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------

                                       32




--------------------------------------------------------------------------------

TAX INFORMATION AND TRUSTEES AND OFFICERS (Unaudited)
MAY 31, 2003 (Concluded)
--------------------------------------------------------------------------------

--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                                                                  IN FUND
                            POSITION    LENGTH                                    COMPLEX
          NAME,             WITH THE    OF TIME       PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS
     AGE AND ADDRESS          TRUST     SERVED 1       DURING PAST 5 YEARS        TRUSTEE 2       HELD BY TRUSTEES
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
  DISINTERESTED TRUSTEES
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
J. Michael Parish           Trustee     1989-     Partner, Wolfe, Block,             27          Trustee, Monarch
Born:   November 9, 1943                Present   Schorr and Solis-Cohen LLP                         Funds (3
40 West 57th Street                               (law firm) since 2002;                           portfolios)
New York, NY 10019                                Partner, Thelen Reid &
                                                  Priest LLP (law firm) 1995
                                                  - 2002
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
OFFICERS
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
Thomas G. Sheehan           Vice         2000-    Director of Business              N/A                N/A
Born:  July 17, 1954        President/   Present  Development, Forum
Two Portland Square         Assistant             Financial Group, LLC since
Portland, ME 04101          Secretary             2001;
                                                  Managing Director and
                                                  Counsel, Forum Financial
                                                  Group, LLC from 1993 - 2001
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
Lisa J. Weymouth            Vice         2001-    Director and Manager,             N/A                N/A
Born:  May 4, 1968          President/   Present  Forum Shareholder Services,
Two Portland Square         Assistant             LLC (transfer agent);
Portland, Maine  04101      Secretary             Director, Forum
                                                  Administrative Services,
                                                  LLC (mutual fund
                                                  administrator) since 2001
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
Stacey E. Hong              Treasurer   2001-     Director, Forum Accounting        N/A                N/A
Born:  May 10, 1966                     Present   Services, LLC since 1998,
Two Portland Square                               with which he has been
Portland, ME 04101                                associated since 1992
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------
Leslie K. Klenk             Secretary   1998-     Counsel, Forum Financial          N/A                N/A
Born:  August 24, 1964                  Present   Group, LLC since 1998;
Two Portland Square                               Associate General Counsel,
Portland, ME 04101                                Smith Barney Inc.
                                                  (brokerage firm) 1993 - 1998
--------------------------- ----------- --------- ----------------------------- ------------- -----------------------

The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 540-6807.
--------------------------
1. Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected and qualified.

2. The Fund Complex includes the Trust and three other investment companies for which the Forum Financial Group of companies provide services.

3. John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.

                                      [B]


                                 BROWN ADVISORY




                               INVESTMENT ADVISER
                     Brown Investment Advisory Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231


                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04112
                                  800-540-6807





      This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.
(a)  Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).